CMBS NEW ISSUE TERM SHEET


$782,927,364 (APPROXIMATE OFFERED CERTIFICATES)


$1,155,167,991 (APPROXIMATE TOTAL COLLATERAL BALANCE)


BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2004-3
OFFERED CLASSES A-1, A-2, A-3, A-4, A-5, B, C, D AND E CERTIFICATES


BANK OF AMERICA, N.A.
MORTGAGE LOAN SELLER


BANK OF AMERICA, N.A.
MASTER SERVICER


MIDLAND LOAN SERVICES, INC.
SPECIAL SERVICER


JUNE 2004


THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA SECURITIES LLC, BEAR, STEARNS & CO. INC. AND GOLDMAN, SACHS & CO. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. NONE OF THE UNDERWRITERS NOR ANY OF THEIR AFFILIATES HAS CONDUCTED ANY INDEPENDENT REVIEW OF THE INFORMATION CONTAINED HEREIN, AND NONE OF THE UNDERWRITERS NOR ANY OF THEIR AFFILIATES REPRESENT THAT SUCH INFORMATION IS ACCURATE OR COMPLETE AND THE INFORMATION SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, AS AMENDED INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. EACH OF THE UNDERWRITERS IS ACTING AS AN UNDERWRITER AND NOT ACTING AS AN AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.


                      Sole Lead Manager and Bookrunner
                        BANC OF AMERICA SECURITIES LLC

                                 -------------

BEAR, STEARNS & CO. INC.                                    GOLDMAN, SACHS & CO.

                                TABLE OF CONTENTS

Transaction Structure
   Structure Overview ..................................................     1
   Structure Schematic .................................................     2
   Transaction Terms ...................................................     3
   Contact Information .................................................     6


Mortgage Pool Characteristics
   General Characteristics .............................................     7
   Property Type .......................................................     8
   Property Location ...................................................     9
   Mortgage Pool Characteristics .......................................    10
   Prepayment Provision Based on Outstanding Principal Balance .........    13


Ten Largest Mortgage Loans or Crossed Pool
   U-Haul Portfolio ....................................................    15
   Calpine Center.......................................................    20
   17 State Street .....................................................    26
   Sun Communities - Scio Farms ........................................    32
   369 Lexington Avenue ................................................    36
   Sun Communities Portfolio 9 .........................................    42
   Quarters at Memorial ................................................    46
   Sun Communities Portfolio 8 (cross-collateralized) ..................    51
   Sun Communities - Arbor Terrace (cross-collateralized) ..............    54
   Extra Space Storage - East One Portfolio ............................    57
   St. Clair Estates Manufactured Home Community .......................    63


Additional Mortgage Loan Information ...................................    68

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

         EXPECTED                      APPROX.
          RATINGS    CERTIFICATE         % OF                                                      ASSUMED
        ----------    BALANCE OR       INITIAL       APPROX.         WEIGHTED      PRINCIPAL        FINAL
         MOODY'S/      NOTIONAL          POOL        CREDIT           AVERAGE       WINDOW     DISTRIBUTION
CLASS       S&P       AMOUNT (1)     BALANCE (1)     SUPPORT      LIFE (YRS) (2)   (MOS) (2)       DATE (2)         RATE TYPE
------------------------------------------------------------------------------------------------------------------------------
   A-1    Aaa/AAA   $ 23,000,000       1.991%        14.250%         1.258          1-29         12/10/2006           Fixed
----------------------------------------------------------------------------------------------------------------------------
   A-2    Aaa/AAA   $ 34,000,000       2.943%        14.250%         3.642         29-57         04/10/2009           Fixed
----------------------------------------------------------------------------------------------------------------------------
   A-3    Aaa/AAA   $125,000,000      10.821%        14.250%         5.558         57-81         04/10/2011           Fixed
----------------------------------------------------------------------------------------------------------------------------
   A-4    Aaa/AAA   $110,000,000       9.522%        14.250%         7.234        81-104         03/10/2013           Fixed
----------------------------------------------------------------------------------------------------------------------------
   A-5    Aaa/AAA   $414,397,485      35.873%        14.250%         9.723       104-118         05/10/2014        Fixed(3)
----------------------------------------------------------------------------------------------------------------------------
    B     Aa2/AA    $ 28,879,200       2.500%        11.750%         10.022      119-124         11/10/2014        Fixed(3)
----------------------------------------------------------------------------------------------------------------------------
    C     Aa3/AA-   $ 11,551,680       1.000%        10.750%         11.192      124-136         11/10/2015          WAC(4)
----------------------------------------------------------------------------------------------------------------------------
    D      A2/A     $ 24,547,319       2.125%         8.625%         11.613      136-144         07/10/2016          WAC(4)
----------------------------------------------------------------------------------------------------------------------------
    E      A3/A-    $ 11,551,680       1.000%         7.625%         11.989      144-144         07/10/2016          WAC(4)
------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

          EXPECTED                        APPROX.
          RATINGS      CERTIFICATE          % OF                                                  ASSUMED
        -----------     BALANCE OR        INITIAL       APPROX.       WEIGHTED      PRINCIPAL      FINAL
          MOODY'S/       NOTIONAL           POOL        CREDIT         AVERAGE        WINDOW    DISTRIBUTION
CLASS       S&P         AMOUNT (1)      BALANCE (1)     SUPPORT    LIFE (YRS) (2)   (MOS) (2)     DATE (2)       RATE TYPE
------------------------------------------------------------------------------------------------------------------------------
   A-1A   Aaa/AAA    $  284,159,066       24.599%        14.250%       7.748             1-119     06/10/2014             Fixed(5)
------------------------------------------------------------------------------------------------------------------------------
     F   Baa1/BBB+   $   15,883,560        1.375%         6.250%      11.989           144-144     07/10/2016               WAC(4)
------------------------------------------------------------------------------------------------------------------------------
     G    Baa2/BBB   $   11,551,680        1.000%         5.250%      11.989           144-144     07/10/2016               WAC(4)
------------------------------------------------------------------------------------------------------------------------------
     H   Baa3/BBB-   $   15,883,560        1.375%         3.875%      11.989           144-144     07/10/2016               WAC(4)
------------------------------------------------------------------------------------------------------------------------------
     J    Ba1/BB+    $    4,331,880        0.375%         3.500%      11.989           144-144     07/10/2016             Fixed(5)
------------------------------------------------------------------------------------------------------------------------------
     K     Ba2/BB    $    5,775,840        0.500%         3.000%      11.989           144-144     07/10/2016             Fixed(5)
------------------------------------------------------------------------------------------------------------------------------
     L    Ba3/BB-    $    5,775,840        0.500%         2.500%      11.989           144-144     07/10/2016             Fixed(5)
------------------------------------------------------------------------------------------------------------------------------
     M     B1/B+     $    4,331,880        0.375%         2.125%      11.989           144-144     07/10/2016             Fixed(5)
------------------------------------------------------------------------------------------------------------------------------
     N      B2/B     $    2,887,920        0.250%         1.875%      11.989           144-144     07/10/2016             Fixed(5)
------------------------------------------------------------------------------------------------------------------------------
     O     B3/B-     $    2,887,920        0.250%         1.625%      11.989           144-144     07/10/2016             Fixed(5)
------------------------------------------------------------------------------------------------------------------------------
     P     NR/NR     $   18,771,480        1.625%         0.000%      14.623           144-179     06/10/2019             Fixed(5)
------------------------------------------------------------------------------------------------------------------------------
     X    Aaa/AAA    $1,155,167,990          N/A            N/A          N/A               N/A            N/A     Variable Rate(6)
------------------------------------------------------------------------------------------------------------------------------

(1)   Subject to a variance of plus or minus 10%.

(2) As of the Cut-off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates and/or anticipated repayment date and the other assumptions set forth under "Yield and Maturity Considerations -- Yield Considerations" in the prospectus supplement.

(3) The Class A-5 and Class B Certificates will accrue interest at either (i) a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate,
      (ii) the Weighted Average Net Mortgage Rate or (iii) the Weighted Average Net Mortgage Rate less a specified percentage.

(4) The Class C, Class D, Class E, Class F, Class G and Class H Certificates will accrue interest at the Weighted Average Net Mortgage Rate. See "Description of the Certificates -- Pass-Through Rates" in the prospectus supplement.

(5) The Class A-1A, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates will accrue interest at a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate.

(6) The Class X Certificates will not have Certificate Balances and their holders will not receive distributions of principal, but these holders are entitled to receive payments of the aggregate interest accrued on the Notional Amount of the Class X Certificates as described in the prospectus supplement.


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC*
--------------------------------------------------------------------------------

                                                  Class X(1)
               ------------------------------------------------
     Class A-1        Aaa / AAA                                    $23.00 MM
                        1.991%
               ------------------------------------------------
               ------------------------------------------------
     Class A-2        Aaa / AAA                                    $34.00 MM
                        2.943%
               ------------------------------------------------
               ------------------------------------------------
     Class A-3        Aaa / AAA                                    $125.00 MM
                       10.821%
               ------------------------------------------------
               ------------------------------------------------
     Class A-4        Aaa / AAA                                    $110.00 MM
                        9.522%
               ------------------------------------------------
               ------------------------------------------------
     Class A-5        Aaa / AAA                                    $414.39 MM
                       35.873%
               ------------------------------------------------
               ------------------------------------------------
  Class A-1A(1)       Aaa / AAA                                    $284.15 MM
                       24.599%
               ------------------------------------------------
               ------------------------------------------------
       Class B        Aa2 / AA                                     $28.87 MM
                       2.500%
               ------------------------------------------------
               ------------------------------------------------
       Class C        Aa3 / AA-                                    $11.55 MM
                       1.000%
               ------------------------------------------------
               ------------------------------------------------
       Class D         A2 / A                                      $24.54 MM
                       2.125%
               ------------------------------------------------
               ------------------------------------------------
       Class E         A3 / A-                                     $11.55 MM
                       1.000%
               ------------------------------------------------
               ------------------------------------------------
    Class F(1)       Baa1 / BBB+                                   $15.88 MM
                       1.375%
               ------------------------------------------------
               ------------------------------------------------
    Class G(1)       Baa2 / BBB                                    $11.55 MM
                       1.000%
               ------------------------------------------------
               ------------------------------------------------
    Class H(1)       Baa3 / BBB-                                   $15.88 MM
                       1.375%
               ------------------------------------------------
               ------------------------------------------------
    Class J(1)       Ba1 / BB+                                     $4.33 MM
                      0.375%
               ------------------------------------------------
               ------------------------------------------------
    Class K(1)       Ba2 / BB                                      $5.77 MM
                      0.500%
               ------------------------------------------------
               ------------------------------------------------
    Class L(1)       Ba3 / BB-                                     $5.77 MM
                      0.500%
               ------------------------------------------------
               ------------------------------------------------
    Class M(1)       B1 / B+                                       $4.33 MM
                      0.375%
               ------------------------------------------------
               ------------------------------------------------
    Class N(1)        B2 / B                                       $2.88 MM
                      0.250%
               ------------------------------------------------
               ------------------------------------------------
    Class O(1)       B3 / B-                                       $2.88 MM
                      0.250%
               ------------------------------------------------
               ------------------------------------------------
    Class P(1)       NR / NR                                       $18.77 MM
                      1.625%
               ------------------------------------------------

---------------
* Classes are not drawn to scale. Percentages are approximate percentages of the Initial Pool balance as of the Cut-off Date.

(1)   Offered privately pursuant to Rule 144A.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED JUNE 2004.

ISSUE TYPE                 Sequential pay REMIC. Class A-1, A-2, A-3, A-4,
                           A-5, B, C, D and E Certificates (collectively, the
                           "Offered Certificates") are offered publicly.

CUT-OFF DATE               All Mortgage Loan characteristics are based on
                           balances as of the Cut-off Date, which is July 1, 2004 for all of the Mortgage Loans. All percentages presented herein are approximate.

MORTGAGE POOL              The Mortgage Pool consists of 94 Mortgage Loans (the
                           "Mortgage Loans") with an aggregate balance as of the Cut-off Date of $1,155,167,991 (the "Initial Pool
                           Balance"). The Mortgage Loans are secured by 189 properties (the "Mortgaged Properties") located throughout 38 states.

DEPOSITOR                  Banc of America Commercial Mortgage Inc.

MORTGAGE LOAN SELLERS      Bank of America, N.A.

UNDERWRITERS               Banc of America Securities LLC is acting as sole lead
                           manager and bookrunner with respect to all Classes of Offered Certificates. Bear, Stearns & Co. Inc. and
                           Goldman, Sachs & Co. are acting as co-managers.

TRUSTEE                    Wells Fargo Bank, N.A.

MASTER SERVICER            Bank of America, N.A.

SPECIAL SERVICER           Midland Loan Services, Inc.

RATING AGENCIES            Standard and Poor's Ratings Services, a division of
                           The McGraw-Hill Companies, Inc., ("S&P") and Moody's Investors Service, Inc. ("Moody's").

DENOMINATIONS              $10,000 minimum for Class A-1, A-2, A-3, A-4 and A-5
                           Certificates and $100,000 minimum for all other
                           Offered Certificates.

SETTLEMENT DATE            On or about July 14, 2004.

SETTLEMENT TERMS           Book-entry through DTC for all Offered Certificates.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

DISTRIBUTION DATE          The 10th day of each month, or if such 10th day
                           is not a business day, the next succeeding business day, commencing with respect to the Offered
                           Certificates in July 2004.

DETERMINATION DATE         For any Distribution Date, the earlier of (i) the
                           sixth day of the month in which the related
                           Distribution Date occurs, or if such sixth day is not a Business Day, then the immediately preceding
                           Business Day, and (ii) the fourth Business Day prior to the related Distribution Date.

INTEREST DISTRIBUTIONS     Each Class of Offered Certificates will be entitled
                           on each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest will be distributed on each Distribution Date in sequential order of class designations with the Class A-1, Class
                           A-2, Class A-3, Class A-4, Class A-5, Class A-1A and
                           Class X Certificates ranking pari passu in entitlement to interest.

PRINCIPAL DISTRIBUTIONS    Principal will be distributed on each Distribution
                           Date to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical numerical
                           Class designation until its Certificate Balance is reduced to zero. Generally, the Class A-1, Class A-2,
                           Class A-3, Class A-4 and Class A-5 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate
                           Balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the Certificate
                           Balance of the Class A-1, Class A-2, Class A-3, Class
                           A-4 and Class A-5 Certificates has been reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class P Certificates are reduced to zero but any two or more of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and/or Class A-1A
                           Certificates remain outstanding, payments of principal to the outstanding Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-1A
                           Certificates will be made on a pro rata basis.

LOSSES To be applied first to Class P, then to the next most subordinate Class of Sequential Pay Certificates, etc.

PREPAYMENT PREMIUMS        The manner in which any prepayment premiums received
                           during a particular Collection Period will be allocated to one or more of the Classes of Offered
                           Certificates is described in the "Description of the Certificates -- Distributions -- Distributions of
                           Prepayment Premiums" in the prospectus supplement.

ADVANCES Subject to certain limitations, including, but not limited to, a recoverability determination, the Master Servicer will be required to advance certain principal, interest and other expenses. In the event that the Master Servicer fails to make such advances, the Trustee will be required to do so.

APPRAISAL REDUCTIONS       Following the occurrence of: (1) any Mortgage Loan or
                           Whole Loan becoming a Modified Mortgage Loan; (2) any
                           Monthly Payment with respect to any Mortgage Loan or Whole Loan remains unpaid for 60 days past the Due
                           Date for such payments; (3) the passage of 60 days after the Special Servicer receives notice that the mortgagor under such Mortgage Loan or Whole Loan becomes the subject of bankruptcy, insolvency or similar proceedings, which remain undischarged and undismissed; (4) the passage of 60 days after the Special

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

                           Servicer receives notice that a receiver or similar official is appointed with respect to the related Mortgaged Property; or (5) the related Mortgaged Property becoming an REO Property, the Special Servicer will obtain an appraisal on the property. Advances of delinquent interest on the most subordinate class or classes will be reduced to the extent of the interest on the Appraisal Reduction Amount. The Appraisal Reduction Amount will generally be equal to the difference between (a) the scheduled balance of the Mortgage Loan plus any unpaid advances outstanding and other amounts payable with respect thereto and (b) an amount equal to 90% of the appraised value of the Mortgaged Property.

OPTIONAL TERMINATION       The Master Servicer, the Special Servicer, and
                           certain Certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated
                           Principal Balance of the Mortgage Loans then outstanding is less than 1% of the initial aggregate pool balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

CONTROLLING CLASS          The most subordinate Class of Sequential Pay
                           Certificates with an outstanding Certificate Balance at least equal to 25% of its initial Certificate
                           Balance (or, if no such Class satisfies such criteria, the Class of Sequential Pay Certificates with the then largest outstanding Class principal balance).

ERISA The Offered Certificates are expected to be ERISA eligible.

SMMEA The Offered Certificates are not expected to be "mortgage-related securities" for the purposes of SMMEA.


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------

CONTACT INFORMATION
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                      BEAR, STEARNS & CO. INC.
Bill Hale                                           Craig Sedmak
(704) 388-1597 (Phone)                              (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                                (917) 849-0223 (Fax)
bill.e.hale@bankofamerica.com                       csedmak@bear.com

Geordie Walker                                      Tim Koltermann
(704) 388-1597 (Phone)                              (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                                (917) 849-0223 (Fax)
geordie.r.walker@bankofamerica.com                  tkoltermann@bear.com

Chuck Mather                                        Jignesh Patel
(704) 388-1597 (Phone)                              (212) 272-6184 (Phone)
(704) 388-9677 (Fax)                                (917) 849-0223 (Fax)
charles.mather@bankofamerica.com                    jignesh.patel@bear.com


                               GOLDMAN, SACHS & CO.
                               Rolf Edwards
                               (212) 902-5637 (Phone)
                               (212) 346-3594 (Fax)
                               rolf.edwards@gs.com

                               Scott Wisenbaker
                               (212) 902-2858 (Phone)
                               (212) 346-3594 (Fax)
                               scott.wisenbaker@gs.com


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

Three mortgage loans, representing 22.8% of the initial pool balance, are each divided into a senior component and one or more subordinate components. Unless otherwise stated, all references to the principal balance of each such mortgage loan and related information (including cut-off balances, loan group balance, debt service coverage ratios and loan-to-value ratios) is a reference to the senior component only of such mortgage loan and accordingly, such ratios would be lower (in the case of debt service coverage) or higher (in the case of loan-to-value) if the subordinate components were included.

GENERAL CHARACTERISTICS                                                       MORTGAGE POOL      LOAN GROUP 1      LOAN GROUP 2
Number of Mortgage Loans .................................................               94                64                30
Number of Mortgaged Properties ...........................................              189               155                34
Aggregate Balance of all Mortgage Loans ..................................   $1,155,167,991      $871,008,925      $284,159,066
Number of Balloon Payment Mortgage Loans(1) ..............................               89                61                28
Aggregate Balance of Balloon Payment Mortgage Loans(1) ...................   $1,129,697,299      $851,025,602      $278,671,696
Number of Anticipated Repayment Date Mortgage Loans ......................                1                 1                 0
Aggregate Balance of Anticipated Repayment Date Mortgage Loans ...........       $6,393,323        $6,393,323                 0
Number of Fully Amortizing Mortgage Loans ................................                1                 0                 1
Aggregate Balance of Fully Amortizing Mortgage Loans .....................       $1,987,369                $0        $1,987,369
Number of Interest Only Mortgage Loans ...................................                3                 2                 1
Aggregate Balance of Interest Only Mortgage Loans ........................      $17,090,000       $13,590,000        $3,500,000
Minimum Balance ..........................................................       $1,635,476        $1,635,476        $1,987,369
Maximum Balance ..........................................................     $109,538,973      $109,538,973       $37,351,472
Average Balance ..........................................................      $12,289,021       $13,609,514        $9,471,969
Number of Cross-Collateralized and Cross-Defaulted Loan Pools ............                1                 0                 1
Maximum Balance for a Group of Cross-Collateralized and Cross-Defaulted
 Mortgage Loans ..........................................................      $27,920,000                $0       $27,920,000
Weighted Average LTV Ratio ...............................................             67.2%             63.8%             77.5%
Maximum LTV Ratio ........................................................             80.9%             80.9%             80.7%
Minimum LTV Ratio ........................................................             37.0%             37.5%             37.0%
Weighted Average DSCR ....................................................             1.62x             1.72x             1.29x
Maximum DSCR .............................................................             2.84x             2.84x             1.65x
Minimum DSCR .............................................................             1.15x             1.20x             1.15x
Weighted Average LTV at Maturity or Anticipated Repayment Date(2) ........             57.8%             54.4%             68.3%
Range of Mortgage Loan Interest Rates ....................................     4.186%-6.664%     4.290%-6.664%     4.186%-6.327%
Weighted Average Mortgage Loan Interest Rate .............................            5.443%            5.508%            5.241%
Range of Remaining Term to Maturity or Anticipated Repayment Date (months)         52 - 179          55 - 179           52 - 144
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date
  (months) ...............................................................              109               111               105

(1) Excludes mortgage loans that are Interest Only for their full term, Fully Amortizing mortgage loans and the Anticipated Repayment Date Mortgage Loan.

(2)   Excludes the mortgage loans that are fully amortizing.

* The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                              [PIE CHART OMITTED]

                     MORTGAGED PROPERTIES BY PROPERTY TYPE

                        Industrial              2.0%
                        Hotel                   1.2%
                        Office                  31.8%
                        Retail                  12.8%
                        Multifamily             16.0%
                        Manufactured Housing    19.7%
                        Self Storage            16.5%

PROPERTY TYPE

                                                                      WEIGHTED                     WEIGHTED                 WEIGHTED
                        NUMBER OF        AGGREGATE          % OF       AVERAGE       MIN/MAX        AVERAGE        MIN/MAX   AVERAGE
                        MORTGAGED     CUT-OFF DATE  INITIAL POOL  UNDERWRITING  UNDERWRITING   CUT-OFF DATE   CUT-OFF DATE  MORTGAGE
PROPERTY TYPE          PROPERTIES          BALANCE       BALANCE          DSCR          DSCR      LTV RATIO      LTV RATIO      RATE
------------------------------------------------------------------------------------------------------------------------------------
Office                         25   $  366,920,409         31.8%         1.74x   1.23x/2.28x          61.5%    44.6%/79.8%    5.348%
------------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing           21      227,221,308         19.7          1.26x   1.20x/1.65x          77.9%    37.0%/80.9%    5.382%
------------------------------------------------------------------------------------------------------------------------------------
Self Storage                   99      190,623,356         16.5          2.25x   1.23x/2.84x          54.4%    37.5%/80.0%    5.986%
------------------------------------------------------------------------------------------------------------------------------------
Multifamily                    21      184,854,996         16.0          1.29x   1.15x/1.57x          76.0%    48.1%/80.0%    5.078%
------------------------------------------------------------------------------------------------------------------------------------
Retail                         19      147,726,906         12.8          1.44x   1.25x/1.92x          71.8%    46.9%/79.9%    5.481%
------------------------------------------------------------------------------------------------------------------------------------
 Anchored                      11      100,062,956          8.7          1.48x   1.25x/1.92x          72.0%    46.9%/79.9%    5.474%
------------------------------------------------------------------------------------------------------------------------------------
 Shadow Anchored                6       36,804,644          3.2          1.36x   1.26x/1.64x          71.1%    60.4%/79.8%    5.558%
------------------------------------------------------------------------------------------------------------------------------------
 Unanchored                     2       10,859,306          0.9          1.44x   1.35x/1.48x          71.6%    67.0%/73.7%    5.284%
------------------------------------------------------------------------------------------------------------------------------------
Industrial                      3       23,396,310          2.0          1.65x   1.28x/1.79x          64.8%    63.7%/67.8%    5.184%
------------------------------------------------------------------------------------------------------------------------------------
Hotel                           1       14,424,707          1.2          1.58x   1.58x/1.58x          53.0%    53.0%/53.0%    6.309%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG                 189   $1,155,167,991        100.0%         1.62X   1.15X/2.84X          67.2%    37.0%/80.9%    5.443%
------------------------------------------------------------------------------------------------------------------------------------

* The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
-------------------------------------------------------------------------------


                                 [MAP OMITTED]


UTAH                                    NORTH CAROLINA
2 properties                            3 properties
$13,241,454                             $19,988,417
1.1% of total                           1.7% of total

MISSOURI                                SOUTH CAROLINA
2 properties                            1 property
$2,772,671                              $7,009,556
0.2% of total                           0.6% of total

SOUTH DAKOTA                            GEORGIA
1 property                              8 properties
$3,190,639                              $26,015,950
0.3% of total                           2.3% of total

NORTH DAKOTA                            FLORIDA
1 property                              23 properties
$2,716,926                              $89,111,522
0.2% of total                           7.7% of total

IOWA                                    KENTUCKY
1 property                              1 property
$1,870,000                              $2,708,337
0.2% of total                           0.2% of total

MINNESOTA                               ALABAMA
2 properties                            3 properties
$20,109,068                             $8,638,027
1.7% of total                           0.7% of total

ILLINOIS                                MISSISSIPPI
6 properties                            1 property
$22,798,181                             $166,360
2.0% of total                           0.0% of total

MICHIGAN                                TENNESSEE
5 properties                            5 properties
$91,624,950                             $25,797,913
7.9% of total                           2.2% of total

INDIANA                                 LOUISIANA
5 properties                            4 properties
$35,617,607                             $14,046,111
3.1% of total                           1.2% of total

OHIO                                    TEXAS
2 properties                            27 properties
$6,452,874                              $210,332,973
0.6% of total                           18.2% of total

PENNSYLVANIA                            OKLAHOMA
4 properties                            1 property
$24,678,000                             $480,596
2.1% of total                           0.0% of total

NEW YORK                                KANSAS
4 properties                            1 property
$136,342,202                            $1,515,727
11.8% of total                          0.1% of total

NEW HAMPSHIRE                           NEW MEXICO
1 property                              1 property
$3,752,000                              $720,894
0.3% of total                           0.1$ of total

MASSACHUSETTS                           COLORADO
11 properties                           4 properties
$36,529,936                             $6,456,981
3.2% of total                           0.6% of total

CONNECTICUT                             ARIZONA
1 property                              14 properties
$20,916,858                             $65,197,976
1.8% of total                           5.6% of total

NEW JERSEY                              CALIFORNIA
6 properties                            12 properties
$33,836,341                             $85,556,196
2.9% of total                           7.4% of total

DELAWARE                                NEVADA
1 property                              11 properties
$2,710,354                              $53,612,825
0.2% of total                           4.6% of total

MARYLAND                                OREGON
3 properties                            2 properties
$16,294,191                             $16,052,002
1.4% of total                           1.4% of total

VIRGINIA                                WASHINGTON
6 properties                            3 properties
$27,732,220                             $18,573,158
2.4% of total                           1.6% of total



                                    --------------------------------------------
                                    (less than) 1.0% of Initial Pool Balance
                                    1.0% - 5.0% of Initial Pool Balance
                                    5.1% - 10.0% of Initial Pool Balance
                                    (greater than) 10.0% of Initial Pool Balance
                                    --------------------------------------------

PROPERTY LOCATION

                                                                            WEIGHTED         WEIGHTED      WEIGHTED
                     NUMBER OF           AGGREGATE                           AVERAGE          AVERAGE       AVERAGE
                     MORTGAGED        CUT-OFF DATE     % OF INITIAL     UNDERWRITING     CUT-OFF DATE      MORTGAGE
STATES              PROPERTIES             BALANCE     POOL BALANCE             DSCR        LTV RATIO          RATE
-------------------------------------------------------------------------------------------------------------------
Texas                   27          $  210,332,973            18.2%            1.85x            59.2%        5.466%
-------------------------------------------------------------------------------------------------------------------
New York                 4             136,342,202            11.8             1.81x            59.3%        5.028%
-------------------------------------------------------------------------------------------------------------------
Michigan                 5              91,624,950             7.9             1.25x            78.9%        5.124%
-------------------------------------------------------------------------------------------------------------------
Florida                 23              89,111,522             7.7             1.66x            65.0%        5.875%
-------------------------------------------------------------------------------------------------------------------
California+             12              85,556,196             7.4             1.41x            71.5%        5.518%
-------------------------------------------------------------------------------------------------------------------
  Northern               2               7,576,170             0.7             1.47x            60.9%        5.257%
-------------------------------------------------------------------------------------------------------------------
  Southern              10              77,980,026             6.8             1.40x            72.5%        5.544%
-------------------------------------------------------------------------------------------------------------------
Arizona                 14              65,197,976             5.6             1.53x            69.2%        5.702%
-------------------------------------------------------------------------------------------------------------------
Nevada                  11              53,612,825             4.6             1.65x            65.2%        5.805%
-------------------------------------------------------------------------------------------------------------------
Massachusetts           11              36,529,936             3.2             1.51x            76.3%        5.079%
-------------------------------------------------------------------------------------------------------------------
Indiana                  5              35,617,607             3.1             1.39x            77.8%        5.390%
-------------------------------------------------------------------------------------------------------------------
New Jersey               6              33,836,341             2.9             1.42x            76.3%        5.215%
-------------------------------------------------------------------------------------------------------------------
Others                  71             317,405,463            27.5             1.59x            68.6%        5.513%
-------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG          189          $1,155,167,991           100.0%            1.62X            67.2%        5.443%
-------------------------------------------------------------------------------------------------------------------

o    THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 38 STATES.

* The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

+ Northern California properties have a zip code greater than or equal to 93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                             NO. OF      AGGREGATE
                           MORTGAGE   CUT-OFF DATE      % OF
                              LOANS    BALANCE ($)      POOL
-------------------------------------------------------------
 $1,635,476 -- $1,999,999       4        7,488,117       0.6
 $2,000,000 -- $2,999,999       7       17,644,323       1.5
 $3,000,000 -- $3,999,999      12       42,536,266       3.7
 $4,000,000 -- $4,999,999       8       35,845,422       3.1
 $5,000,000 -- $7,499,999      19      117,565,770      10.2
 $7,500,000 -- $9,999,999      11       98,364,662       8.5
 $10,000,000 -- $14,999,999    13      146,436,074      12.7
 $15,000,000 -- $19,999,999     6      104,679,349       9.1
 $20,000,000 -- $29,999,999     7      166,410,857      14.4
 $30,000,000 -- $49,999,999     4      155,028,143      13.4
 $50,000,000 -- $99,999,9999    2      153,630,036      13.3
 $100,00,000 -- $109,538,973    1      109,538,973       9.5
-------------------------------------------------------------
 TOTAL                         94    1,155,167,991     100.0
-------------------------------------------------------------
 Min: $1,635,476  Max: $109,538,973     Average: $12,289,021

STATE

                     NO. OF       AGGREGATE
                  MORTGAGED    CUT-OFF DATE     % OF
                 PROPERTIES     BALANCE ($)     POOL
-------------------------------------------------------------
 Texas                   27     210,332,973     18.2
 New York                 4     136,342,202     11.8
 Michigan                 5      91,624,950      7.9
 Florida                 23      89,111,522      7.7
 California+             12      85,556,196      7.4
   Northern               2       7,576,170      0.7
   Southern              10      77,980,026      6.8
 Arizona                 14      65,197,976      5.6
 Nevada                  11      53,612,825      4.6
 Massachusetts           11      36,529,936      3.2
 Indiana                  5      35,617,607      3.1
 New Jersey               6      33,836,341      2.9
 Others                  71     317,405,463     27.5
-------------------------------------------------------------
 TOTAL:                 189   1,155,167,991    100.0
-------------------------------------------------------------

PROPERTY TYPE

                            NO. OF        AGGREGATE
                         MORTGAGED     CUT-OFF DATE    % OF
                        PROPERTIES      BALANCE ($)    POOL
-------------------------------------------------------------
 Office                         25     366,920,409     31.8
 Manufactured Housing           21     227,221,308     19.7
 Self Storage                   99     190,623,356     16.5
 Multifamily                    21     184,854,996     16.0
 Retail                         19     147,726,906     12.8
    Anchored                    11     100,062,956      8.7
    Shadow Anchored              6      36,804,644      3.2
    Unanchored                   2      10,859,306      0.9
 Industrial                      3      23,396,310      2.0
 Hotel                           1      14,424,707      1.2
-------------------------------------------------------------
 TOTAL:                        189   1,155,167,991    100.0
-------------------------------------------------------------


MORTGAGE RATE (%)

                    NO. OF        AGGREGATE
                  MORTGAGE     CUT-OFF DATE    % OF
                     LOANS      BALANCE ($)    POOL
-------------------------------------------------------------
 4.186% -- 4.499%        5      76,807,280      6.6
 4.500% -- 4.749%        2      30,950,000      2.7
 4.750% -- 4.999%        9     122,142,236     10.6
 5.000% -- 5.249%        9     157,489,771     13.6
 5.250% -- 5.499%       24     342,006,354     29.6
 5.500% -- 5.749%       17     145,372,701     12.6
 5.750% -- 5.999%       15      90,308,265      7.8
 6.000% -- 6.249%        7      42,080,340      3.6
 6.250% -- 6.499%        4      32,507,275      2.8
 6.500% -- 6.664%        2     115,503,769     10.0
-------------------------------------------------------------
 TOTAL:                 94   1,155,167,991    100.0
-------------------------------------------------------------
Min: 4.186%          Max: 6.664%        Wtd Avg:  5.443%
-------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

               NO. OF       AGGREGATE
             MORTGAGE    CUT-OFF DATE    % OF
                LOANS     BALANCE ($)    POOL
-------------------------------------------------------------
 60 -- 83         14     139,181,362     12.0
 84 -- 99         10     160,617,210     13.9
 100 -- 120       59     693,941,986     60.1
 121 -- 179        9     139,627,432     12.1
 180               2      21,800,000      1.9
-------------------------------------------------------------
 TOTAL:           94   1,155,167,991    100.0
-------------------------------------------------------------
Min: 60              Max: 180           Wtd Avg: 112
-------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

               NO. OF       AGGREGATE
             MORTGAGE    CUT-OFF DATE    % OF
                LOANS     BALANCE ($)    POOL
-------------------------------------------------------------
 52 -- 59         13     122,304,245     10.6
 60 -- 79          2      20,067,756      1.7
 80 -- 99         10     164,365,462     14.2
 100 -- 109        1       6,740,678      0.6
 110 -- 119       55     667,637,418     57.8
 120 -- 139        7      46,016,010      4.0
 140 -- 159        4     106,236,422      9.2
 160 -- 179        2      21,800,000      1.9
-------------------------------------------------------------
 TOTAL:           94   1,155,167,991    100.0
-------------------------------------------------------------
Min: 52              Max: 179           Wtd Avg: 109
-------------------------------------------------------------

PREPAYMENT PROVISION SUMMARY

                               NO. OF       AGGREGATE
                             MORTGAGE    CUT-OFF DATE    % OF
                                LOANS     BALANCE ($)    POOL
-------------------------------------------------------------
 Lockout/Defeasance/Open           83   1,001,015,780    86.7
 Lockout/Yield Maintenance/
     Open                          11     154,152,211    13.3
-------------------------------------------------------------
 TOTAL:                            94   1,155,167,991   100.0
-------------------------------------------------------------

CUT-OFF LOAN-TO-VALUE RATIO (%)

                   NO. OF       AGGREGATE
                 MORTGAGE    CUT-OFF DATE    % OF
                    LOANS     BALANCE ($)    POOL
-------------------------------------------------------------
 37.0% -- 49.9%        6     270,151,649     23.4
 50.0% -- 59.9%        6      53,469,046      4.6
 60.0% -- 64.9%        9      57,088,447      4.9
 65.0% -- 69.9%        8      47,628,996      4.1
 70.0% -- 74.9%       23     205,129,622     17.8
 75.0% -- 79.9%       34     395,221,876     34.2
 80.0% -- 80.9%        8     126,478,354     10.9
-------------------------------------------------------------
 TOTAL:               94   1,155,167,991    100.0
-------------------------------------------------------------
Min: 37.0%          Max: 80.9%        Wtd Avg: 67.2%
-------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)

                       NO. OF       AGGREGATE
                     MORTGAGE    CUT-OFF DATE    % OF
                        LOANS     BALANCE ($)    POOL
-------------------------------------------------------------
 Fully Amortizing          1       1,987,369      0.2
 29.6% -- 49.9%           10     305,178,003     26.4
 50.0% -- 59.9%           22     158,550,573     13.7
 60.0% -- 64.9%           20     184,561,113     16.0
 65.0% -- 69.9%           27     300,191,784     26.0
 70.0% -- 74.9%           11     145,011,148     12.6
 75.0% -- 75.1%            3      59,688,000      5.2
-------------------------------------------------------------
 TOTAL:                   94   1,155,167,991    100.0
-------------------------------------------------------------
 Min: 29.6%         Max: 75.1%      Wtd Avg: 57.8%(a)
-------------------------------------------------------------

(a)  Excludes the mortgage loans that are fully amortizing.


DEBT SERVICE COVERAGE RATIOS (X)

                     NO. OF       AGGREGATE
                   MORTGAGE    CUT-OFF DATE     % OF
                      LOANS     BALANCE ($)     POOL
-------------------------------------------------------------
 1.15x -- 1.19x          2       9,875,833      0.9
 1.20x -- 1.24x         18     249,305,971     21.6
 1.25x -- 1.29x         17     174,284,801     15.1
 1.30x -- 1.34x         13     116,782,597     10.1
 1.35x -- 1.39x         12      95,589,357      8.3
 1.40x -- 1.49x         11     128,737,229     11.1
 1.50x -- 1.59x          8      49,325,940      4.3
 1.60x -- 1.69x          4      26,105,300      2.3
 1.70x -- 1.79x          1       7,639,865      0.7
 1.80x -- 1.89x          2      20,588,198      1.8
 1.90x -- 1.99x          3      13,763,891      1.2
 2.00x -- 2.84x          3     263,169,009     22.8
-------------------------------------------------------------
 TOTAL:                 94   1,155,167,991    100.0
-------------------------------------------------------------
 Min: 1.15x         Max: 2.84x          Wtd Avg: 1.62x
-------------------------------------------------------------

* The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

+ Northern California properties have a zip code greater than or equal to 93600. Southern California properties have a zip code less than 93600.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                           NO. OF       AGGREGATE
                         MORTGAGE    CUT-OFF DATE      % OF
                            LOANS     BALANCE ($)      POOL
-------------------------------------------------------------
 $1,635,476 -- $1,999,999       2      3,505,476       0.4
 $2,000,000 -- $2,999,999       5     12,618,106       1.4
 $3,000,000 -- $3,999,999       6     21,307,353       2.4
 $4,000,000 -- $4,999,999       7     31,185,016       3.6
 $5,000,000 -- $7,499,999      13     80,860,884       9.3
 $7,500,000 -- $9,999,999       7     63,074,600       7.2
 $10,000,000 -- $14,999,999    10    113,241,831      13.0
 $15,000,000 -- $19,999,999     4     68,115,373       7.8
 $20,000,000 -- $29,999,999     4     96,254,607      11.1
 $30,000,000 -- $49,999,999     3    117,676,671      13.5
 $50,000,000 -- $99,999,9999    2    153,630,036      17.6
 $100,00,000 -- $109,538,973    1    109,538,973      12.6
-------------------------------------------------------------
 TOTAL                         64    871,008,925     100.0
-------------------------------------------------------------
 Min: $1,635,476    Max: $109,538,973   Average: $13,609,514
-------------------------------------------------------------

STATE

                     NO. OF      AGGREGATE
                  MORTGAGED   CUT-OFF DATE    % OF
                 PROPERTIES    BALANCE ($)    POOL
-------------------------------------------------------------
 Texas                   25   201,537,702     23.1
 New York                 3   118,778,227     13.6
 California+             10    63,981,804      7.3
   Northern               2     7,576,170      0.9
   Southern               8    56,405,634      6.5
 Arizona                 13    61,440,027      7.1
 Nevada                  11    53,612,825      6.2
 Florida                 17    50,998,297      5.9
 Michigan                 1    40,964,950      4.7
 New Jersey               6    33,836,341      3.9
 Massachusetts           10    33,029,936      3.8
 Pennsylvania             4    24,678,000      2.8
 Others                  55   188,150,816     21.6
-------------------------------------------------------------
 TOTAL:                 155   871,008,925    100.0
-------------------------------------------------------------

PROPERTY TYPE

                            NO. OF      AGGREGATE
                         MORTGAGED   CUT-OFF DATE    % OF
                        PROPERTIES    BALANCE ($)    POOL
-------------------------------------------------------------
 Office                         25   366,920,409     42.1
 Self Storage                   99   190,623,356     21.9
 Retail                         19   147,726,906     17.0
    Anchored                    11   100,062,956     11.5
    Shadow Anchored              6    36,804,644      4.2
    Unanchored                   2    10,859,306      1.2
 Manufactured Housing            5    66,878,324      7.7
 Multifamily                     3    61,038,914      7.0
 Industrial                      3    23,396,310      2.7
 Hotel                           1    14,424,707      1.7
-------------------------------------------------------------
 TOTAL:                        155   871,008,925    100.0
-------------------------------------------------------------


MORTGAGE RATE (%)

                    NO. OF      AGGREGATE
                  MORTGAGE   CUT-OFF DATE     % OF
                     LOANS    BALANCE ($)     POOL
-------------------------------------------------------------
 4.290% -- 4.499%        2    51,429,481      5.9
 4.500% -- 4.749%        1     3,750,000      0.4
 4.750% -- 4.999%        7   109,684,913     12.6
 5.000% -- 5.249%        7   134,719,181     15.5
 5.250% -- 5.499%        9   186,257,404     21.4
 5.500% -- 5.749%       15   136,894,821     15.7
 5.750% -- 5.999%       13    78,214,361      9.0
 6.000% -- 6.249%        6    37,419,934      4.3
 6.250% -- 6.499%        2    17,135,061      2.0
 6.500% -- 6.664%        2   115,503,769     13.3
-------------------------------------------------------------
 TOTAL:                 64   871,008,925    100.0
-------------------------------------------------------------
 Min: 4.290%        Max: 6.664%        Wtd Avg:  5.508%
-------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

              NO. OF      AGGREGATE
            MORTGAGE   CUT-OFF DATE    % OF
               LOANS    BALANCE ($)    POOL
-------------------------------------------------------------
 60 -- 83          5    77,316,830      8.9
 84 -- 99          6   106,410,321     12.2
 100 -- 120       48   612,658,028     70.3
 121 -- 179        3    52,823,746      6.1
 180               2    21,800,000      2.5
-------------------------------------------------------------
 TOTAL:           64   871,008,925    100.0
-------------------------------------------------------------
 Min: 60            Max: 180         Wtd Avg: 113
-------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

              NO. OF      AGGREGATE
            MORTGAGE   CUT-OFF DATE    % OF
               LOANS    BALANCE ($)    POOL
-------------------------------------------------------------
 55 -- 59          4    60,439,713      6.9
 60 -- 79          1    16,877,117      1.9
 80 -- 99          7   113,349,212     13.0
 100 -- 109        1     6,740,678      0.8
 110 -- 119       45   595,153,459     68.3
 120 -- 139        3    15,683,796      1.8
 140 -- 159        1    40,964,950      4.7
 160 -- 179        2    21,800,000      2.5
-------------------------------------------------------------
 TOTAL:           64   871,008,925    100.0
-------------------------------------------------------------
 Min: 55            Max: 179          Wtd Avg: 111
-------------------------------------------------------------

PREPAYMENT PROVISION SUMMARY

                              NO. OF      AGGREGATE
                            MORTGAGE   CUT-OFF DATE    % OF
                               LOANS    BALANCE ($)    POOL
-------------------------------------------------------------
 Lockout/Defeasance/Open          55   722,351,986    82.9
 Lockout/Yield Maintenance/
     Open                          9   148,656,939    17.1
-------------------------------------------------------------
 TOTAL:                           64   871,008,925   100.0
-------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                  NO. OF      AGGREGATE
                MORTGAGE   CUT-OFF DATE    % OF
                   LOANS    BALANCE ($)    POOL
-------------------------------------------------------------
 37.5% -- 49.9%        4   266,169,009     30.6
 50.0% -- 59.9%        6    53,469,046      6.1
 60.0% -- 64.9%        7    49,830,499      5.7
 65.0% -- 69.9%        8    47,628,996      5.5
 70.0% -- 74.9%       21   191,669,216     22.0
 75.0% -- 79.9%       15   206,643,806     23.7
 80.0% -- 80.9%        3    55,598,354      6.4
-------------------------------------------------------------
 TOTAL:               64   871,008,925    100.0
-------------------------------------------------------------
 Min: 37.5%         Max: 80.9%          Wtd Avg: 63.8%
-------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)

                    NO. OF      AGGREGATE
                  MORTGAGE   CUT-OFF DATE    % OF
                     LOANS    BALANCE ($)    POOL
-------------------------------------------------------------
 29.6% -- 49.9%          9   303,182,732     34.8
 50.0% -- 59.9%         21   154,792,625     17.8
 60.0% -- 64.9%         15   145,164,263     16.7
 65.0% -- 69.9%         14   156,081,471     17.9
 70.0% -- 74.9%          3    58,899,835      6.8
 75.0% -- 75.1%          2    52,888,000      6.1
-------------------------------------------------------------
 TOTAL:                 64   871,008,925    100.0
-------------------------------------------------------------
 Min: 29.6%         Max: 75.1%          Wtd Avg: 54.4%
-------------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)

                    NO. OF      AGGREGATE
                  MORTGAGE   CUT-OFF DATE    % OF
                     LOANS    BALANCE ($)    POOL
-------------------------------------------------------------
 1.20x -- 1.24x          9   166,637,097     19.1
 1.25x -- 1.29x         10    72,177,094      8.3
 1.30x -- 1.34x          8    62,619,844      7.2
 1.35x -- 1.39x         11    92,089,357     10.6
 1.40x -- 1.49x          9   110,969,875     12.7
 1.50x -- 1.59x          5    37,236,766      4.3
 1.60x -- 1.69x          3    24,117,930      2.8
 1.70x -- 1.79x          1     7,639,865      0.9
 1.80x -- 1.89x          2    20,588,198      2.4
 1.90x -- 1.99x          3    13,763,891      1.6
 2.00x -- 2.84x          3   263,169,009     30.2
-------------------------------------------------------------
 TOTAL:                 64   871,008,925    100.0
-------------------------------------------------------------
 Min: 1.20x         Max: 2.84x          Wtd Avg: 1.72x
-------------------------------------------------------------

* The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

+ Northern California properties have a zip code greater than or equal to 93600. Southern California properties have a zip code less than 93600.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                          NO. OF      AGGREGATE
                        MORTGAGE   CUT-OFF DATE    % OF
               `           LOANS    BALANCE ($)    POOL
-------------------------------------------------------------
 $1,987,369 -- $1,999,999      2      3,982,640     1.4
 $2,000,000 -- $2,999,999      2      5,026,217     1.8
 $3,000,000 -- $3,999,999      6     21,228,913     7.5
 $4,000,000 -- $4,999,999      1      4,660,406     1.6
 $5,000,000 -- $7,499,999      6     36,704,886    12.9
 $7,500,000 -- $9,999,999      4     35,290,063    12.4
 $10,000,000 -- $14,999,999    3     33,194,243    11.7
 $15,000,000 -- $19,999,999    2     36,563,975    12.9
 $20,000,000 -- $29,999,999    3     70,156,250    24.7
 $30,000,000 -- $37,351,472    1     37,351,472    13.1
-------------------------------------------------------------
 TOTAL                        30    284,159,066   100.0
-------------------------------------------------------------
 Min: $1,987,369     Max: $37,351,472    Average: $9,471,969

STATE

                   NO. OF      AGGREGATE
                MORTGAGED   CUT-OFF DATE     % OF
               PROPERTIES    BALANCE ($)     POOL
-------------------------------------------------------------
 Michigan               4   $50,660,000     17.8%
 Florida                6    38,113,225     13.4
 Indiana                4    34,027,943     12.0
 California+            2    21,574,392      7.6
  Southern              2    21,574,392      7.6
 Virginia               1    20,316,250      7.1
 Minnesota              1    19,000,000      6.7
 Georgia                2    18,577,799      6.5
 New York               1    17,563,975      6.2
 Tennessee              2    14,960,000      5.3
 Maryland               2    12,449,421      4.4
 Others                 9    36,916,061     13.0
-------------------------------------------------------------
 TOTAL:                34   284,159,066    100.0
-------------------------------------------------------------

PROPERTY TYPE

                            NO. OF      AGGREGATE
                         MORTGAGED   CUT-OFF DATE      % OF
                        PROPERTIES     BALANCE ($)     POOL
-------------------------------------------------------------
 Manufactured Housing           16   $160,342,984     56.4%
 Multifamily                    18    123,816,082     43.6
-------------------------------------------------------------
 TOTAL:                         34    284,159,066    100.0
-------------------------------------------------------------


MORTGAGE RATE (%)

                    NO. OF      AGGREGATE
                  MORTGAGE   CUT-OFF DATE    % OF
                     LOANS    BALANCE ($)    POOL
-------------------------------------------------------------
 4.186% -- 4.499%        3    25,377,799      8.9
 4.500% -- 4.749%        1    27,200,000      9.6
 4.750% -- 4.999%        2    12,457,323      4.4
 5.000% -- 5.249%        2    22,770,590      8.0
 5.250% -- 5.499%       15   155,748,950     54.8
 5.500% -- 5.749%        2     8,477,880      3.0
 5.750% -- 5.999%        2    12,093,904      4.3
 6.000% -- 6.249%        1     4,660,406      1.6
 6.250% -- 6.327%        2    15,372,214      5.4
-------------------------------------------------------------
 TOTAL:                 30   284,159,066    100.0
-------------------------------------------------------------
 Min: 4.186%        Max: 6.327%         Wtd Avg:  5.241%
-------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

              NO. OF      AGGREGATE
            MORTGAGE   CUT-OFF DATE    % OF
               LOANS    BALANCE ($)    POOL
-------------------------------------------------------------
 60 -- 83          9    61,864,532     21.8
 84 -- 99          4    54,206,889     19.1
 100 -- 120       11    81,283,959     28.6
 121 -- 144        6    86,803,686     30.5
-------------------------------------------------------------
 TOTAL:           30   284,159,066    100.0
-------------------------------------------------------------
 Min: 60       Max: 144       Wtd Avg: 108
-------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

              NO. OF      AGGREGATE
            MORTGAGE   CUT-OFF DATE    % OF
               LOANS    BALANCE ($)    POOL
-------------------------------------------------------------
 52 -- 59          9    61,864,532     21.8
 60 -- 79          1     3,190,639      1.1
 80 -- 99          3    51,016,250     18.0
 110 -- 119       10    72,483,959     25.5
 120 -- 139        4    30,332,214     10.7
 140 -- 144        3    65,271,472     23.0
-------------------------------------------------------------
 TOTAL:           30   284,159,066    100.0
-------------------------------------------------------------
 Min: 52            Max: 144            Wtd Avg: 105
-------------------------------------------------------------

PREPAYMENT PROVISION SUMMARY

                               NO. OF      AGGREGATE
                             MORTGAGE   CUT-OFF DATE    % OF
                                LOANS    BALANCE ($)    POOL
-------------------------------------------------------------
 Lockout/Defeasance/Open           28   278,663,795     98.1
 Lockout/Yield Maintenance/
     Open                           2     5,495,271      1.9
-------------------------------------------------------------
 TOTAL:                            30   284,159,066    100.0
-------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                  NO. OF      AGGREGATE
                MORTGAGE   CUT-OFF DATE     % OF
                   LOANS    BALANCE ($)     POOL
-------------------------------------------------------------
 37.0% -- 49.9%        2     3,982,640      1.4
 60.0% -- 64.9%        2     7,257,949      2.6
 70.0% -- 74.9%        2    13,460,406      4.7
 75.0% -- 79.9%       19   188,578,070     66.4
 80.0% -- 80.7%        5    70,880,000     24.9
-------------------------------------------------------------
 TOTAL:               30   284,159,066    100.0
-------------------------------------------------------------
 Min: 37.0%         Max: 80.7%          Wtd Avg: 77.5%

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)

                      NO. OF      AGGREGATE
                    MORTGAGE   CUT-OFF DATE     % OF
                       LOANS    BALANCE ($)     POOL
-------------------------------------------------------------
 Fully Amortizing          1     1,987,369      0.7
 44.4% -- 49.9%            1     1,995,271      0.7
 50.0% -- 59.9%            1     3,757,949      1.3
 60.0% -- 64.9%            5    39,396,850     13.9
 65.0% -- 69.9%           13   144,110,314     50.7
 70.0% -- 74.9%            8    86,111,313     30.3
 75.0% -- 75.1%            1     6,800,000      2.4
-------------------------------------------------------------
 TOTAL:                   30   284,159,066    100.0
-------------------------------------------------------------
 Min: 44.4%         Max: 75.1%          Wtd Avg: 68.3%(a)
-------------------------------------------------------------

(a)  Excludes the mortgage loans that are fully amortizing.


DEBT SERVICE COVERAGE RATIOS (X)

                    NO. OF      AGGREGATE
                  MORTGAGE   CUT-OFF DATE    % OF
                     LOANS    BALANCE ($)    POOL
-------------------------------------------------------------
 1.15x -- 1.19x          2     9,875,833      3.5
 1.20x -- 1.24x          9    82,668,874     29.1
 1.25x -- 1.29x          7   102,107,707     35.9
 1.30x -- 1.34x          5    54,162,753     19.1
 1.35x -- 1.39x          1     3,500,000      1.2
 1.40x -- 1.49x          2    17,767,355      6.3
 1.50x -- 1.59x          3    12,089,175      4.3
 1.60x -- 1.65x          1     1,987,369      0.7
-------------------------------------------------------------
 TOTAL:                 30   284,159,066    100.0
-------------------------------------------------------------
 Min: 1.15x         Max: 1.65x          Wtd Avg: 1.29x
-------------------------------------------------------------

* The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

+ Northern California properties have a zip code greater than or equal to 93600. Southern California properties have a zip code less than 93600.


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE

PREPAYMENT PROVISIONS(1)(2)(3)           JULY-04     JULY-05      JULY-06        JULY-07        JULY-08       JULY-09       JULY-10
------------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                        100.00%     100.00%       90.44%         89.50%         85.73%        86.48%        84.84%
Yield Maintenance(4)                        0.00%       0.00%        9.56%         10.50%         12.44%        13.52%        13.54%
Open                                        0.00%       0.00%        0.00%          0.00%          1.83%         0.00%         1.62%
------------------------------------------------------------------------------------------------------------------------------------
Total                                     100.00%     100.00%      100.00%        100.00%        100.00%       100.00%       100.00%
------------------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in millions) $ 1,155.17    1,144.09   $ 1,131.74     $ 1,115.91     $ 1,097.86      $ 965.10      $ 946.88
Percent of Mortgage Pool Balance(2)       100.00%      99.04%       97.97%         96.60%         95.04%        83.55%        81.97%
------------------------------------------------------------------------------------------------------------------------------------

PREPAYMENT PROVISIONS(1)(2)(3)   JULY-11    JULY-12    JULY-13    JULY-14     JULY-15   JULY-16    JULY-17       JULY-18    JULY-19
------------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance                 84.41%     83.23%     83.74%     86.63%      86.12%     0.00%      0.00%         0.00%      0.00%
Yield Maintenance(4)               15.59%     15.98%     16.26%     13.37%      13.88%   100.00%    100.00%       100.00%      0.00%
Open                                0.00%      0.80%      0.00%      0.00%       0.00%     0.00%      0.00%         0.00%      0.00%
------------------------------------------------------------------------------------------------------------------------------------
Total                             100.00%    100.00%    100.00%    100.00%     100.00%   100.00%    100.00%       100.00%      0.00%
------------------------------------------------------------------------------------------------------------------------------------
Total Beginning Balance
  (in millions)                 $ 784.53   $ 749.46   $ 719.77   $ 141.95    $ 133.57  $ 18.09    $ 17.61       $ 17.10      $ 0.00
Percent of Mortgage Pool
  Balance(2)                       67.92%     64.88%     62.31%     12.29%      11.56%    1.57%      1.52%         1.48%       0.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (except that the ARD Loan will be repaid on its Anticipated Repayment
     Date).

(2)  As of the Cut-off Date.

(3)  Numbers may not total 100% due to rounding.

(4) As of the Cut-off Date, 11 Mortgage Loans, representing 13.3% of the initial pool balance, are subject to yield maintenance prepayment provisions after the lockout period. The remaining Mortgage Loans, representing 86.7% of the initial pool balance, are subject to defeasance after an initial restriction period.


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS OR CROSSED POOL
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans or Crossed Pool in the Mortgage Pool by Cut-off Date Balance:


       TEN LARGEST MORTGAGE LOANS OR CROSSED POOL BY CUT-OFF DATE BALANCE*


                                                  % OF     % OF
                                CUT-OFF         INITIAL APPLICABLE                      CUT-OFF     LTV
                                  DATE     LOAN   POOL     LOAN           PROPERTY     DATE LTV    RATIO    UNDERWRITTEN   MORTGAGE
LOAN NAME                       BALANCE   GROUP BALANCE    GROUP            TYPE         RATIO  AT MATURITY     DSCR         RATE
---------------------------- ------------ ----- ------- ---------- ------------------- -------- ----------- ------------ -----------
U-Haul Portfolio ........... $109,538,973   1     9.5%     12.6%   Self Storage(1)        37.5%     29.6%        2.84x       6.664%
Calpine Center .............   77,780,036   1     6.7       8.9%   Office                 48.3%     40.3%        2.28x       5.276%
17 State Street ............   75,850,000   1     6.6       8.7%   Office                 44.6%     38.6%        2.23x       5.247%
Sun Communities -- Scio                                            Manufactured
 Farms .....................   40,964,950   1     3.5       4.7%   Housing Communities    77.9%     65.7%        1.22x       5.320%
369 Lexington Avenue .......   40,839,481   1     3.5       4.7%   Office                 79.8%     73.3%        1.23x       4.400%
Sun Communities                                                    Manufactued
 Portfolio 9 ...............   37,351,472   2     3.2      13.1%   Housing Communities    79.3%     66.8%        1.27x       5.320%
Quarters at Memorial .......   35,872,239   1     3.1       4.1%   Multifamily            71.6%     63.6%        1.24x       4.902%
Sun Communities Portfolio                                          Manufactured
 8/Arbor Terrace** .........   27,920,000   2     2.4       9.8%   Housing Communities    80.0%     67.4%        1.32x       5.320%
Extra Space Storage -- East
 One Portfolio .............   27,208,000   1     2.4       3.1%   Self Storage           80.0%     75.1%        1.41x       4.763%
St. Clair Estates
 Manufactured Home                                                 Manufactured
 Community .................   27,200,000   2     2.4       9.6%   Housing Communities    80.0%     73.5%        1.26x       4.660%
                             ------------       ------                                    59.6%     51.3%        1.92x       5.425%
TOTAL / WTD. AVG ........... $500,525,152        43.3%                                 ======== =========== ============ ===========
                             ============       ======

* The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on net cash flow unless otherwise noted in this term sheet.

** For crossed pools, the information is the sum or weighted average of the information for the mortgage loans in the crossed pool.

(1)  One property is a U-Haul truck rental facility.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET

                                U-HAUL PORTFOLIO

     [U-HAUL PICTURE OMITTED]                     [U-HAUL PICTURE OMITTED]



     [U-HAUL PICTURE OMITTED]                     [U-HAUL PICTURE OMITTED]



     [U-HAUL PICTURE OMITTED]                     [U-HAUL PICTURE OMITTED]



                            [U-HAUL PICTURE OMITTED]


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------

                              COLLATERAL TERM SHEET

                                U-HAUL PORTFOLIO

                           SIGNIFICANT MORTGAGE LOANS


U-HAUL PORTFOLIO

--------------------------------------------------------------------------------
                             WHOLE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:      $183,000,000

 FIRST PAYMENT DATE:              June 1, 2004

 TERM/AMORTIZATION:               120/300 months

 SHADOW RATING (S&P/MOODY'S):     AAA/Aaa

 MATURITY DATE:                   May 1, 2014

 EXPECTED MATURITY BALANCE:       $144,298,864

 BORROWING ENTITY:                UH Storage (DE)
                                  Limited Partnership

 INTEREST CALCULATION:            Actual/360

 CALL PROTECTION:                 Lockout/defeasance:
                                  114 payments
                                  Open: 6 payments

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:         Yes

   DEBT SERVICE:                  $30,000,000

   REPLACEMENT RESERVE:           $600,000

   OTHER RESERVE:                 $46,875(1)

 ONGOING MONTHLY RESERVE:

   TAX/INSURANCE RESERVE:         Yes

 LOCKBOX:                         Hard
--------------------------------------------------------------------------------

(1)  Ground water monitoring reserve.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 WHOLE LOAN BALANCE*:                       $182,538,973

 U-HAUL PORTFOLIO SENIOR COMPONENT
   BALANCE*:                                $109,538,973

 U-HAUL SUBORDINATE COMPONENT BALANCE*:     $73,000,000

 U-HAUL SENIOR COMPONENT SHADOW RATING
   (S&P/MOODY'S):                           AAA/Aaa

 CUT-OFF DATE LTV:                          37.5%(2)

 MATURITY DATE LTV:                         29.6%(2)

 UNDERWRITTEN DSCR**:                       2.84x(2)

 MORTGAGE RATE+:                            6.664%

*    As of the Cut-off Date.

**   DSCR figures based on net cash flow unless otherwise noted.

+    The interest rate was rounded to three decimals and is subject to change
     (prior to pricing).
--------------------------------------------------------------------------------

With respect to the calculations of the Cut-off Date LTV and Undertwritten DSCR with respect to the U-Haul Portfolio loan, such calculations exclude the U-Haul Subordinate Components. If the U-Haul Portfolio Subordinate Components were included, the Cut-off Date LTV would equal 62.4% and the Underwritten DSCR would be 1.75x.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                Self Storage(3)

 PROPERTY SUB-TYPE:            Self Storage(3)

 LOCATION:                     Various

 YEAR BUILT/RENOVATED:         Various

 UNITS:                        44,931

 CUT-OFF BALANCE PER UNIT:     $2,438(2)

 OCCUPANCY AS OF 5/1/04:       76.8%

 OWNERSHIP INTEREST:           Fee

 PROPERTY MANAGEMENT:          U-Haul Self-Storage
                               Management (WPC), Inc.

 U/W NET CASH FLOW:            $ 25,806,109

 APPRAISED VALUE:              $292,360,000
--------------------------------------------------------------------------------

(2)  Based on the U-Haul Senior Component Balance.

(3)  One property is a U-Haul truck rental facility.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------

                             COLLATERAL TERM SHEET

                                U-HAUL PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                   TRAILING-12       FULL YEAR
                                 UNDERWRITTEN      (12/31/03)        (3/31/03)
                               ---------------- ---------------- ---------------
EFFECTIVE GROSS INCOME .......   $ 41,581,156     $ 55,340,033     $ 50,589,942
TOTAL EXPENSES ...............   $ 15,176,017     $ 27,683,097     $ 30,849,429
NET OPERATING INCOME (NOI) ...   $ 26,405,139     $ 27,656,936     $ 19,740,513
CASH FLOW (CF) ...............   $ 25,806,109     $ 27,656,936     $ 19,740,513
DSCR ON NOI (1) ..............           2.90x            3.04x            2.17x
DSCR ON CF(1) ................           2.84x            3.04x            2.17x
--------------------------------------------------------------------------------

(1)  Based on the U-Haul Senior Component Balance.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                U-HAUL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o The U-Haul Portfolio loan is secured by a first mortgage on 77 self-storage and truck rental properties and one truck rental facility. The 78 properties total 3,973,835 square feet and 44,931 self-storage units and are located in 24 states.

o The U-Haul Portfolio loan is divided into a senior component and one or more subordinate components as described herein.

o As will be set forth in more detail in the preliminary prospectus supplement, the holder of designated classes of certificates that are entitled to payments solely from the U-Haul Portfolio loan will be entitled in certain instances to exercise rights analogous to the rights of the Directing Certificateholder solely with respect to the U-Haul Portfolio loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the Special Servicer in connection with the U-Haul Portfolio loan. In addition, such holder may (but is not obligated to) purchase the U-Haul Portfolio loan, if the loan is then considered a "Defaulted Mortgage Loan" as more particularly described in the preliminary prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special Servicer (or the Master Servicer or Trustee if the Special Servicer and the option holder are the same person or affiliated) or (b) if the Special Servicer has not determined its fair value unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest, if any), and all accrued special servicing fees and additional trust fund expenses.

THE BORROWER:

o The borrower, UH Storage (DE) Limited Partnership (the "U-Haul Portfolio Borrower"), is a single-purpose, bankruptcy-remote entity for which the U-Haul Portfolio Borrower's legal counsel delivered a non-consolidation opinion at loan closing.

o The borrower principal, Corporate Property Associates 15 Incorporated ("CPA:15") is a real estate investment trust ("REIT") engaged in the business of investing in commercial and industrial real estate. W. P. Carey provides ongoing management services to CPA:15. W. P. Carey & Co., an investment firm headquartered in New York City, is a provider of corporate real estate financing solutions. W. P. Carey currently owns and/or manages 680 commercial and industrial facilities throughout the United States and Europe, comprising more than 75 million square feet of space.

THE PROPERTY:

o The U-Haul Portfolio consists of 77 U-Haul self-storage and truck rental properties and one U-Haul truck rental facility for a total of 78 properties representing 44,931 units, and 3,973,835 net rentable square feet located in 24 states. Six states contain 52 out of the 78 properties (66.7%) and 30,105 out of the 44,931 units (67.0%): Texas 15 properties (9,351 units, 20.8%), Florida 12 properties (7,185 units, 16.0%), Arizona 9 properties (4,672 units, 10.4%), Georgia 6 properties, including the 1 rental facility (3,115 units, 6.9%), Virginia 5 properties (2,178 units, 4.8%) and Nevada 5 properties (3,604 units, 8.0%).

PROPERTY MANAGEMENT:

o U-Haul Self-Storage Management (WPC), Inc., entered the self-storage business in 1974 and through fiscal year ending March 31, 2003 (FYE 2003), increased its presence in the industry through the acquisition of existing facilities and new construction. Through close to 1,000 owned and operated self-storage locations in United States and Canada, the company rents more than 32.5 million square feet. U-Haul has also entered into management agreements to manage self-storage properties owned by others, including SAC Holding Corporation, and Private Mini Storage Realty, L.P., a Texas-based operator of self-storage properties.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                U-HAUL PORTFOLIO
--------------------------------------------------------------------------------


                              [U-HAUL MAP OMITTED]



This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 CALPINE CENTER
--------------------------------------------------------------------------------




   [CALPINE CENTER PICTURE OMITTED]        [CALPINE CENTER PICTURE OMITTED]




   [CALPINE CENTER PICTURE OMITTED]        [CALPINE CENTER PICTURE OMITTED]


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 CALPINE CENTER
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS

CALPINE CENTER


--------------------------------------------------------------------------------
                             WHOLE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $103,000,000

 FIRST PAYMENT DATE:           June 1, 2004

 TERM/AMORTIZATION:            120/360 months

 MATURITY DATE:                May 1, 2014

 EXPECTED MATURITY BALANCE:    $85,663,934

 BORROWING ENTITY:             Block 59 Limited Partnership

 INTEREST CALCULATION:         Actual/360

 CALL PROTECTION:              Lockout: 26 Payments
                               GRTR 1% PPMT or
                               Yield Maintenance:
                               88 Payments
                               Open: 6 Payments

 UP-FRONT RESERVES:

   TAX RESERVE:                Yes

   REPLACEMENT RESERVE:        $588

   TI/LC:                      $8,199,108

   OTHER RESERVES:             $2,076,333(1)

   IMMEDIATE REPAIR RESERVE:   $2,827,805

 ONGONG MONTHLY RESERVES:

   TAX RESERVE:                Yes

   REPLACEMENT RESERVE:        $588

 LOCKBOX:                      Soft
--------------------------------------------------------------------------------

(1)  Rent abatement reserve.


--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 WHOLE LOAN BALANCE*:                 $102,780,036

 CALPINE CENTER SENIOR COMPONENT
   BALANCE*:                          $77,780,036

 CALPINE CENTER SUBORDINATE
   COMPONENT BALANCE*:                $25,000,000

 CALPINE CENTER SENIOR COMPONENT
   SHADOW RATING (S&P/MOODY'S):       AAA/A3

 CUT-OFF DATE LTV:                    48.3%(1)

 MATURITY DATE LTV:                   40.3%(1)

 UNDERWRITTEN DSCR**:                 2.28x(1)

 MORTGAGE RATE+:                      5.276%

*    As of the Cut-off Date.

**   DSCR figures based on net cash flow unless otherwise noted.

+    The interest rate was rounded to three decimals and is subject to change
     (prior to pricing).
--------------------------------------------------------------------------------

With respect to the calculations of the Cut-off Date LTV and Underwritten DSCR with respect to the Calpine Center Loan, such calculations exclude the Calpine Center Subordinate Components If the Calpine Center Subordinate Components were included then the Cut-off Date LTV would equal 63.9% and the Underwritten DSCR would equal 1.72x.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                Office

 PROPERTY SUB-TYPE:            CBD

 LOCATION:                     Houston, TX

 YEAR BUILT/RENOVATED:         2003/NA

 NET RENTABLE SQUARE FEET:     705,893

 CUT-OFF BALANCE PER SF:       $110(1)

 OCCUPANCY AS OF 6/14/04:      87.0%

 OWNERSHIP INTEREST:           Fee

 PROPERTY MANAGEMENT:          Hines Interests Limited
                               Partnership

 U/W NET CASH FLOW:            $11,799,489

 APPRAISED VALUE:              $160,925,000
--------------------------------------------------------------------------------

(1)  Based on the Calpine Center Senior Component Balance.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 CALPINE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                              ANNUALIZED
                                                              MOST RECENT
                                          UNDERWRITTEN         (3/31/04)
                                        ----------------   ----------------
 Effective Gross Income .............     $ 20,822,863       $ 14,601,572
 Total Expenses .....................     $  8,187,095       $  5,719,616
 Net Operating Income (NOI) .........     $ 12,635,768       $  8,881,956
 Cash Flow (CF) .....................     $ 11,799,489       $  8,715,700
 DSCR on NOI(1) .....................             2.44x              1.72x
 DSCR on CF(1) ......................             2.28x              1.68x
--------------------------------------------------------------------------------

(1)  Based on the Calpine Center Senior Component.

---------------------------------------------------------------------------------------------------------------
                                              TENANT INFORMATION
---------------------------------------------------------------------------------------------------------------
                            RATINGS      TENANT      % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS+              S&P/MOODY'S   TOTAL SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
------------------------ ------------- ---------- ---------- ---------- ------------- ------------- -----------
 Calpine ...............     B/Caa1     255,742      36.23%  $ 23.29     $ 5,955,945       45.56%   11/30/2013
 Burlington(1) .........   BBB+/Baa1    250,058      35.42%  $ 13.00     $ 3,194,854       24.44%    6/30/2015
 Jones Day .............   Not Rated     54,600       7.73%  $ 24.42     $ 1,333,332       10.20%   11/10/2018
                                        -------      -----               -----------       -----
 Totals ................                560,400      79.39%              $10,484,131       80.20%
---------------------------------------------------------------------------------------------------------------

+ Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

(1)  Rent PSF does not include 4,300 square feet of rent free storage space.

------------------------------------------------------------------------------------------------------
                                        LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------------
                            # OF                      % TOTAL   CUMULATIVE   CUMULATIVE    BASE RENT
YEAR OF EXPIRATION    LEASES EXPIRING   EXPIRING SF      SF      TOTAL SF    % TOTAL SF     EXPIRING
-------------------- ----------------- ------------- --------- ------------ ------------ -------------
 2010 ..............          2            22,814        3.2%      22,814         3.2%    $  476,560
 2011 ..............          1             9,385        1.3%      32,199         4.6%    $  131,390
 2013 ..............          9           255,742       36.2%     287,941        40.8%    $5,955,945
 2014 ..............          1            16,156        2.3%     304,097        43.1%    $  258,496
 2015 ..............         10           250,058       35.4%     554,155        78.5%    $3,194,854
 2016 ..............          1            17,196        2.4%     571,351        80.9%    $  240,744
 2018 ..............          2            54,600        7.7%     625,951        88.7%    $1,333,332
 Vacant ............                       79,942       11.3%     705,893       100.0%    $1,480,361
                             --           -------      -----      -------       -----     ----------
 TOTAL .............         26           705,893      100.0%
------------------------------------------------------------------------------------------------------


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 CALPINE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

o The Calpine Center is currently 87.0% leased to 7 tenants. The three largest tenants, Calpine (the building's namesake), Burlington and Jones Day, representing 79.4% of the buildings' net rentable area, are:

     o Calpine (NYSE:CPN; Rated B by S&P and Caa1 by Moody's) Calpine occupies 255,742 square feet (36.2% of NRA). The lease term is through November 30, 2013 and there are renewal options for up to 20 years in 5 or 10-year increments. Currently, the base rent is $23.50 per square foot, which contributes 45.6% of base rental income. Established in 1984, Calpine is an electric power company headquartered in San Jose, California and employs more than 3,000 people. Calpine generates approximately $7.5 billion in revenue, for the year ended 2003, and maintains approximately 89 energy centers in 22 states.

     o Burlington (NYSE: BR; Rated BBB+ by S&P and Baa1 by Moody's) Burlington has leased 250,058 square feet. (35.4% of NRA). The company will occupy the space in two stages: 112,452 square feet (floors 15 and 18-21) in January 2004 and the remaining 135,835 square feet (floors 22-26) in July 2004. The lease term is through June 30, 2015 and there are four 5-year renewal options. The base rent is $13.00 per square foot, leading to 24.4% of base rental income.

          Burlington an independent oil and natural gas exploration and production company. Headquartered in Houston, Burlington employs more than 2,100 people, with major offices located in Calgary, London, Farmington, Midland and Fort Worth. The company reported estimated net income of approximately $267 million for the third quarter of 2003.

     o    Jones Day (Not Rated) Jones Day occupies 54,600 square feet (7.7% of
          NRA) and leases floors 32 and 33. The lease term is through November 2018 and there are renewal options for up to 10 years. The base rent is $24.42 per square foot, leading to 10.2% of base rental income.

          Tracing its origins to 1893, Jones Day has more than 2,200 lawyers resident in 29 locations. The law firm acts as principal outside counsel to a variety of entities, including Fortune 500 companies, privately held companies, financial institutions, investment firms, health care providers, retail chains, foundations, educational institutions and individuals.
--------------------------------------------------------------------------------


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 CALPINE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

o The Calpine Center loan is secured by a first mortgage on a 33-story, 705,893 square feet office building. The building has 24 levels of office space resting above 10 levels of parking (950 spaces), of which 2 levels are below grade, and a 2-story lobby and a retail level. The building is situated on 1.11 acres in the Houston central business district.

o The Calpine Center loan is divided into a senior component and one or more subordinate components as described herein.

o As will be set forth in more detail in the preliminary prospectus supplement, the holder of designated classes of Certificates that are entitled to payments solely from the Calpine Center loan will be entitled in certain instances to exercise rights analogous to the rights of the Directing Certificateholder solely with respect to the Calpine Center loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the Special Servicer in connection with the Calpine Center loan. In addition, such holder may (but is not obligated to) purchase the Calpine Center loan, if the loan is then considered a "Defaulted Mortgage Loan" as more particularly described in the preliminary prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special Servicer (or the Master Servicer or Trustee if the Special Servicer and the option holder are the same person or affiliated) or (b) if the Special Servicer has not determined its fair value unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest, if any), and all accrued special servicing fees and additional trust fund expenses.

THE BORROWER:

o The borrower, Block 59 Limited Partnership (the "Calpine Center Borrower"), is a single-purpose, bankruptcy-remote entity with one independent director for which the Calpine Center Borrower's legal counsel delivered a substantive non-consolidation opinion at loan closing. The borrower principals are Hines Real Estate Holdings Limited Partnership, a Texas limited partnership and Texas Tower Limited, a Texas limited partnership (collectively, the "Calpine Center Borrower Principal"). The general partner of the Calpine Center Borrower Principal, Texas Tower Limited is Prime Asset Management, LLC. Prime Asset Management is owned by Rafik Al-Hariri.

THE PROPERTY:

o The Property is situated on 1.11 acres in the Downtown Houston central business district. Calpine Center is a 33-story, 705,893 square feet office building constructed in 2003. There are 24 levels of office space resting above 10 levels of parking (950 spaces), of which 2 levels are below grade. There is also a 2-story lobby and a retail level.

o The Calpine Borrower, at its sole cost and expense, is required to keep the Calpine Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy (or separate policy) without an exclusion for acts of terrorism or similar acts of sabotage with certain customary standard exclusions.


PROPERTY MANAGEMENT:

o Hines, (Hines Interests Limited Partnership) formed in 1957 by Gerald Hines, is headquartered in Houston, Texas. The company has regional offices located in San Francisco, New York, Chicago and Atlanta, with a physical presence in 72 cities in the U.S. and international locations in Europe, China, Mexico, Russia, and South America. Hines owns and/or manages over 73 million square feet of commercial space, of which 47 million square feet is owned and 36 million square feet is third party managed, located in 168 buildings in the U.S. Hines manages ten office buildings in New York City. Hines has over $4 billion in equity under management through relationships with approximately 20 tax-exempt investors.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o The Calpine Center Borrower may incur certain "qualified subordinate debt" which is defined as subordinate debt incurred by the Calpine Center Borrower in connection with further technological updates to the Calpine Center Property, provided that (i) such debt shall not exceed $5,000,000 in the aggregate, (ii) such debt shall be unsecured and at market rates, terms and conditions, (iii) the Calpine Center Borrower shall deliver to the mortgagee an intercreditor and standstill agreement (with respect to any such debt) acceptable to the mortgagee in all respects and (iv) the mortgagee shall receive written confirmation from the Rating Agencies that such subordinate debt will not result in a downgrade, withdrawal or qualification of the initial, or if higher, then current ratings of the Certificates.
-------------------------------------------------------------------------------


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 CALPINE CENTER
--------------------------------------------------------------------------------




                          [CALPINE CENTER MAP OMITTED]




This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                17 STATE STREET
--------------------------------------------------------------------------------


     [17 STATE STREET PICTURE OMITTED]    [17 STATE STREET PICTURE OMITTED]





     [17 STATE STREET PICTURE OMITTED]    [17 STATE STREET PICTURE OMITTED]





This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 17 STATE STREET
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS


17 STATE STREET

--------------------------------------------------------------------------------
                             WHOLE LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $112,000,000

 FIRST PAYMENT DATE:           May 1, 2004

 TERM/AMORTIZATION:            120/336 months

 INTEREST ONLY PERIOD:         24 months

 MATURITY DATE:                April 1, 2014

 EXPECTED MATURITY BALANCE:    $ 97,018,801

 BORROWING ENTITY:             RFR/SF 17 State Street L.P.

 INTEREST CALCULATION:         Actual/360

 CALL PROTECTION:              Lockout/defeasance:
                               117 payments
                               Open: 3 payments

 UP-FRONT RESERVES:

   REPAIR RESERVE:             $54,500

   TAX RESERVE:                Yes

   TI/LC:                      $1,340,812

 ONGOING MONTHLY RESERVES:

   REPLACEMENT RESERVE:        $5,311

   TAX RESERVE:                Yes

   TI/LC:                      $26,042

 LOCKBOX:                      Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 WHOLE LOAN BALANCE*:                  $112,000,000

 17 STATE STREET SENIOR COMPONENT
  BALANCE*:                            $75,850,000

 17 STATE STREET SUBORDINATE
  COMPONENT BALANCE*:                  $36,150,000

 17 STATE STREET SENIOR
  COMPONENT SHADOW
  RATING (S&P/MOODY'S):                BBB+/Baa2

 CUT-OFF DATE LTV:                     44.6%(1)

 MATURITY DATE LTV:                    38.6%(1)

 UNDERWRITTEN DSCR**:                  2.23x(1)

 MORTGAGE RATE:+                       5.247%

*    As of the Cut-off Date.

**   DSCR figures based on net cash flow unless otherwise noted.

+ The interest rate was rounded to three decimals and is subject to change (prior to pricing).

--------------------------------------------------------------------------------

With respect to the calculations of the Cut-off Date LTV and Underwritten DSCR with respect to the 17 State Street loan, such calculations exclude the 17 State Street Subordinate Components. If the 17 State Street Subordinate Components were included, the Cut-off Date LTV would equal 65.9% and the Underwritten DSCR would equal 1.38x.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                Office

 PROPERTY SUB-TYPE:            CBD

 LOCATION:                     New York, NY

 YEAR BUILT/RENOVATED:         1987/NA

 NET RENTABLE SQUARE FEET:     531,521

 CUT-OFF BALANCE PER SF:       $143(1)

 OCCUPANCY AS OF 5/6/04:       94.8%

 OWNERSHIP INTEREST:           Fee

 PROPERTY MANAGEMENT:          RFR Realty LLC

 U/W NET CASH FLOW:            $11,232,779

 APPRAISED VALUE:              $170,000,000
--------------------------------------------------------------------------------

(1)  Based on the 17 State Street Senior Component.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 17 STATE STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                    ANNUALIZED
                                                    MOST RECENT      FULL YEAR
                                  UNDERWRITTEN       (4/30/04)      (12/31/03)
                                ---------------- ---------------- --------------
 EFFECTIVE GROSS INCOME ......    $ 22,047,169     $ 21,791,041    $ 23,122,699
 TOTAL EXPENSES ..............    $  9,732,615     $  9,464,778    $  9,718,314
 NET OPERATING INCOME (NOI) ..    $ 12,314,554     $ 12,326,263    $ 13,404,385
 CASH FLOW (CF) ..............    $ 11,232,779     $ 12,225,534    $ 13,310,545
 DSCR ON NOI(1) ..............            2.44x            2.44x           2.66x
 DSCR ON CF(1) ...............            2.23x            2.42x           2.64x
--------------------------------------------------------------------------------

(1)  Based on the 17 State Street Senior Component.

-------------------------------------------------------------------------------------------------------------------
                                                   TENANT INFORMATION
-------------------------------------------------------------------------------------------------------------------
                              RATINGS      TENANT                             POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS+                S&P/MOODY'S   TOTAL SF   % TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-------------------------------------------------------------------------------------------------------------------
 AXA Reinsurance .........      A/A2       90,968       17.11%   $ 39.34     $3,578,760        17.83%    7/1/2012
 Shareholders
  Communications .........   Not Rated     57,546       10.83%   $ 37.23     $2,142,591        10.68%    2/1/2011
                                           ------       -----                ----------        -----
 Totals ..................                148,514       27.94%               $5,721,351        28.51%
-------------------------------------------------------------------------------------------------------------------

+ Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

------------------------------------------------------------------------------------------------
                                      LEASE ROLLOVER SCHEDULE
------------------------------------------------------------------------------------------------
                             NUMBER OF        EXPIRING     % TOTAL     CUMULATIVE     CUMULATIVE
YEAR OF EXPIRATION++      EXPIRING LEASES        SF           SF        TOTAL SF      % TOTAL SF
----------------------   -----------------   ----------   ---------   ------------   -----------
 2004 ................            7            42,695         8.1%        42,695          8.1%
 2005 ................            5            17,332         3.3%        60,027         11.5%
 2006 ................            4            23,427         4.5%        83,454         15.9%
 2007 ................           10            49,504         9.4%       132,958         25.4%
 2008 ................            5            13,318         2.5%       146,276         27.9%
 2009 ................            9            69,071        13.2%       215,347         41.1%
 2010 ................            5            34,772         6.6%       250,119         47.7%
 2011 ................            9            66,054        12.6%       316,173         60.4%
 2012 ................            8           115,301        22.0%       431,474         82.4%
 2013 ................            1             4,422         0.8%       435,896         83.2%
 2014 ................            7            47,511         9.1%       483,407         92.3%
 2015 ................            1            13,100         2.5%       496,507         94.8%
 Vacant ..............                         27,387         5.2%       523,894        100.0%
                        ------------------  -----------   ----------
 Total ...............           71           523,894       100.0%
------------------------------------------------------------------------------------------------

++   Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                17 STATE STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

o The subject property is 94.8% leased by forty-nine office tenants at an average lease rate of $38.30 per square foot. The five largest tenants representing 32.2% of the total net rentable area, are:

o AXA Reinsurance (NYSE: AXA; S&P A/Moody's A2) AXA Insurance plc "AXA" occupies 90,968 square feet (17.1% of NRA) in 5 suites. It contributes $3,578,760 to the base rental income (17.8%) and is one of the largest general insurers in the UK. Launched in January 1998 as AXA Provincial Insurance plc, the company changed its name to AXA Insurance plc in October 1998 following the 1997 merger of the UAP and AXA Group. The company operates in more than 50 countries and serves more than 50 million customers worldwide.

o Shareholders Communications (Not Rated) Shareholder Communications occupies 57,546 square feet (10.8% of NRA) in 6 suites. It contributes $2,142,591 to the base rental income (10.7%). The company was established in 1935 by Lloyd Georgeson. Georgeson Shareholder (GS), which became Shareholder Communications in 1969, was established to facilitate communication between corporations and shareholders.

o Computer Science Corporation (NYSE: CSC; S&P A/Moody's A3) Computer Science Corporation "CSC" occupies 13,100 square feet (2.5% of NRA). It contributes $589,500 of the base rental income (2.9%). The company was formed in 1959, went public in 1963 and was listed the following year on the Pacific and American stock exchanges. CSC offers services ranging from consulting in the strategic uses of information technology, systems design, development and integration and outsourcing. With approximately 90,000 employees in locations worldwide, CSC reported revenue of approximately $13.8 billion for the 12 months ended January 2, 2004.

o    Norges Bank (Not Rated) Norges Bank occupies 5,698 square feet (1.1% of
     NRA). It contributes $194,439 of the base rental income (0.97%) and is headquarted in Oslo, Norway.

o Options Clearing Corporation (S&P AAA/Moody's NR) Options Clearing Corporation occupies 3,775 square feet (0.7% of NRA). It contributes $122,688 to the base rental income (0.6%). Founded in 1973, the OCC is an equity derivatives clearing organization. The Options Clearing Corporation is the first clearinghouse to receive S&P's 'AAA' credit rating. Operating under the jurisdiction of the Securities and Exchange Commission and the Commodity Futures Trading Commission, the OCC issues and clears U.S.-listed options, futures and options on futures on a number of underlying financial assets including common stocks, currencies, stock indexes and interest rate composites.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 17 STATE STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o The 17 State Street loan is secured by a first mortgage on a 42-story, 531,521 square foot office building located in the Financial District of downtown Manhattan in New York City.

o The 17 State Street loan is divided into a senior component and one or more subordinate components as described herein.

o As will be set forth in more detail in the preliminary prospectus supplement, the holder of designated classes of Certificates that are entitled to payments solely from the 17 State Street loan will be entitled in certain instances to exercise rights analogous to the rights of the Directing Certificateholder solely with respect to the 17 State Street loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the Special Servicer in connection with the 17 State Street loan. In addition, such holder may (but is not obligated to) purchase the 17 State Street loan, if the loan is then considered a "Defaulted Mortgage Loan" as more particularly described in the preliminary prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special Servicer (or the Master Servicer or Trustee if the Special Servicer and the option holder are the same person or affiliated) or (b) if the Special Servicer has not determined its fair value unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest, if any), and all accrued special servicing fees and additional trust fund expenses.

THE BORROWER:

o The borrower, RFR/SF 17 State Street L.P., a Delaware limited partnership (the "17 State Street Borrower") is a single-purpose, bankruptcy-remote entity. 17 State Street Borrower is controlled and 50% owned by Abby Rosen, Michael Fuchs, Harry Lis and certain other parties and is 50% owned by SachenFonds USA III.

o Aby Rosen and Michael Fuchs are serving as the borrower principals for the loan. The Rosen and Fuchs families have also been involved in real estate investment and development throughout Europe for the past 50 years.

THE PROPERTY:

o The collateral for the 17 State Street loan consists of a fee simple interest in one 42-story central business district building totaling 531,521 rentable square feet. The property was built in 1987 and is situated on approximately 23,080 square feet (0.53 acres).

o The 17 State Street Borrower, at its sole cost and expense, is required to keep the 17 State Street Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy (or separate policy) without an exclusion for acts of terrorism or similar acts of sabotage with certain customary standard exclusions.

PROPERTY MANAGEMENT:

o The property is managed by RFR Realty LLC, which is related a entity to RFR, a privately held, Manhattan based, real estate investment, development and management company. Aby Rosen and Michael Fuchs are the owners of RFR. RFR established its operation in the United States in 1991 and through various affiliates, presently controls approximately five million square feet of office and retail space plus approximately 2,500 luxury residential apartments.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                                 17 STATE STREET
--------------------------------------------------------------------------------




                          [17 STATE STREET MAP OMITTED]




This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                          SUN COMMUNITIES - SCIO FARMS
--------------------------------------------------------------------------------




     [SCIO FARMS PICTURE OMITTED]             [SCIO FARMS PICTURE OMITTED]


     [SCIO FARMS PICTURE OMITTED]             [SCIO FARMS PICTURE OMITTED]



This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                          SUN COMMUNITIES -- SCIO FARMS
--------------------------------------------------------------------------------
                           SIGNIFICANT MORTGAGE LOANS

SUN COMMUNITIES -- SCIO FARMS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:     $40,964,950

 FIRST PAYMENT DATE:             August 1, 2004

 TERM/AMORTIZATION:              144/360 months

 INTEREST ONLY PERIOD:           30 months

 MATURITY DATE:                  July 1, 2016

 EXPECTED MATURITY BALANCE:      $34,538,058

 BORROWING ENTITY:               Sun Scio Farms LLC

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION:                Lockout/defeasance:
                                 138 payments
                                 Open: 6 payments

 LOCKBOX:                        Springing
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:     $40,964,950

 CUT-OFF DATE LTV:         77.9%

 MATURITY DATE LTV:        65.7%

 UNDERWRITTEN DSCR*:       1.22 x

 MORTGAGE RATE:            5.320%

*    DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:             Manufactured Housing
                            Communities

 PROPERTY SUB-TYPE:         Manufactured Housing
                            Communities

 LOCATION:                  Ann Arbor, MI

 YEAR BUILT/RENOVATED:      1985/NA

 PADS:                      913

 CUT-OFF BALANCE PER PAD:   $44,869

 OCCUPANCY AS OF 2/29/04:   99.6%

 OWNERSHIP INTEREST:        Fee

 PROPERTY MANAGEMENT:       Borrower/Owner
                            Managed

 U/W NET CASH FLOW:         $3,351,442

 APPRAISED VALUE:           $52,600,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                     ANNUALIZED
                                                    MOST RECENT      FULL YEAR
                                    UNDERWRITTEN     (2/29/04)       (12/31/03)
                                   -------------- --------------- --------------
EFFECTIVE GROSS INCOME ...........  $ 5,050,986     $ 5,135,388     $ 4,988,910
TOTAL EXPENSES ...................  $ 1,653,894     $ 1,642,602     $ 1,414,767
NET OPERATING INCOME (NOI) .......  $ 3,397,092     $ 3,492,786     $ 3,574,143
CASH FLOW (CF) ...................  $ 3,351,442     $ 3,492,786     $ 3,574,143
DSCR ON NOI ......................         1.24x           1.28x           1.31x
DSCR ON CF .......................         1.22x           1.28x           1.31x
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                          SUN COMMUNITIES -- SCIO FARMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOANS:

o The "Sun Communities Portfolio Loans" consist of the following Mortgage Loans which are secured by manufactured housing community properties (each a "Sun Communities Portfolio Property") owned by affiliates of Sun Communities Operating Limited Partnership ("SCOLP"): the "SUN Communities - Scio Farms", "SUN Communities Portfolio 9", "SUN Communities Portfolio 8", and "SUN Communities - Arbor Terrace Loan". The SUN Communities - Scio Farms Loan is secured by a first mortgage on a 913-pad manufactured housing community located in Ann Arbor, Michigan and has a Cut-off Date Balance of $40,964,950. The SUN Communities Portfolio 9 Loan is secured by a first mortgage on manufactured housing community properties located in Orlando, Florida, Owosso, Michigan, Holland, Michigan, and Holly, Michigan consisting of 1,235 pads and has a Cut-off Date Balance of $37,351,472. The SUN Communities Portfolio 8 Loan is secured by a first mortgage on manufactured housing community properties located in Valparaiso and Indianapolis, Indiana consisting of 772 pads and has a Cut-off Date Balance of $22,640,000. The SUN Communities - Arbor Terrace Loan is secured by a first mortgage on a 402-pad manufactured housing community located in Bradenton, Florida and has a Cut-off Date Balance of $5,280,000.

o The SUN Communities Portfolio 8 is cross-collateralized and cross-defaulted with the SUN Communities - Arbor Terrace Loan. None of the other Sun Communities Portfolio Loans are either cross-collateralized and/or cross-defaulted.

THE BORROWERS:

o Each of the loans in the Sun Communities Portfolio feature separate borrowers (collectively, the "Sun Communities Portfolio Borrowers"). Each Sun Communities Portfolio Borrower is a Michigan limited liability company that is a single-purpose, bankruptcy-remote entity and features two independent directors. In addition, each Sun Portfolio Borrower's legal counsel delivered a non-consolidation opinion at the closing of the related Sun Communities Portfolio Loan.

o Sun Communities, Inc., a Maryland corporation ("Sun"), is a fully integrated, self-administered and self-managed real estate investment trust which owns, operates, and develops manufactured housing communities concentrated in the Midwestern and southeastern United States. Sun, together with affiliates and predecessors, has been in the business since 1975. Structured as an umbrella partnership real estate investment trust, or UPREIT, Sun is the sole general partner and holder of approximately 75.0% of the partnership interests in SCOLP, the borrower principal and the entity through which Sun conducts substantially all of their operations, and which owns, either directly or indirectly through subsidiaries, all of the assets.

o As of December 31, 2003, the real estate investment trust owned and operated a portfolio of approximately 127 properties located in seventeen states, including 115 manufactured housing communities, five recreational vehicle communities, and seven properties containing both manufactured housing and recreational vehicle sites. As of December 31, 2003, the Sun Communities Portfolio Properties contained an aggregate of 43,875 developed sites comprised of 38,797 developed manufactured home sites and 5,078 recreational vehicle sites and an additional 6,756 manufactured home sites suitable for development.

THE PROPERTIES:

o The collateral for each Sun Communities Portfolio Loan generally consists of the fee simple interest in the related Sun Communities Portfolio Property. Each Sun Communities Portfolio Property features certain amenities, which generally include clubhouses, swimming pools, basketball courts, volleyball courts, children's playgrounds and shuffleboard courts. Each Sun Communities Portfolio Property features access to public water/sewer service.

o Each Sun Communities Portfolio Borrower is generally required at its sole cost and expense to keep the related Sun Communities Portfolio Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o Each Sun Communities Portfolio Property is self managed by its related Sun Communities Portfolio Borrower. SCOLP, through its subsidiaries, currently manages 43,875 developed sites, consisting of 38,797 manufactured housing sites and 5,078 RV sites, plus an additional 6,756 manufactured housing sites suitable for development.

     Each Sun Communities Portfolio Borrower neither receives nor pays any management fee or other compensation in connection with the management of the Sun Communities Portfolio Properties and none are subject to a formal management agreement. In the event any Sun Communities Portfolio Borrower elects to have the properties managed by a property manager, whether or not affiliated with the Sun Communities Portfolio Borrower, such property manager (if not affiliated with the Sun Communities Portfolio Borrower) is required to be a "qualified manager" approved by the mortgagee, and the Sun Communities Portfolio Borrower is required to enter into an acceptable management agreement and subordination thereof that conforms to the mortgagee's standards.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.
-------------------------------------------------------------------------------


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                          SUN COMMUNITIES - SCIO FARMS
--------------------------------------------------------------------------------




                            [SCIO FARMS MAP OMITTED]




This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              369 LEXINGTON AVENUE
--------------------------------------------------------------------------------


[369 LEXINGTON AVENUE PICTURE OMITTED]    [369 LEXINGTON AVENUE PICTURE OMITTED]




                     [369 LEXINGTON AVENUE PICTURE OMITTED]



This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                              369 LEXINGTON AVENUE
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

369 LEXINGTON AVENUE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:     $41,000,000

 FIRST PAYMENT DATE:             May 1, 2004

 TERM/AMORTIZATION:              60/360 months

 MATURITY DATE:                  April 1, 2009

 EXPECTED MATURITY BALANCE:      $37,520,955

 BORROWING ENTITY:               CPP 369 Lex LLC

 INTEREST CALCULATION:           Actual/360

 CALL PROTECTION:                Lockout/defeasance:
                                 57 payments
                                 Open: 3 payments

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:        Yes

   IMMEDIATE REPAIR RESERVE:     $10,750

   OTHER:                        $750,800(1)

 ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE:        Yes

   REPLACEMENT RESERVE:          $4,247

   TI/LC RESERVE:                $27,778

 LOCKBOX:                        Hard
--------------------------------------------------------------------------------

(1)  Master Lease and Sanctuary Music Reserves.


--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:     $40,839,481

 CUT-OFF DATE LTV:         79.8%

 MATURITY DATE LTV:        73.3%

 UNDERWRITTEN DSCR*:       1.23x

 MORTGAGE RATE:            4.400%

*    DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                Office

 PROPERTY SUB-TYPE:            CBD

 LOCATION:                     New York, NY

 YEAR BUILT/RENOVATED:         1927/NA

 NET RENTABLE SQUARE FEET:     154,429

 CUT-OFF BALANCE PER SF:       $264

 OCCUPANCY AS OF 3/31/04:      82.2%(2)

 OWNERSHIP INTEREST:           Fee

 PROPERTY MANAGEMENT:          Core Plus Properties LLC

 U/W NET CASH FLOW:            $3,042,557

 APPRAISED VALUE:              $51,200,000
--------------------------------------------------------------------------------

(2) Occupancy does not include the Master Lease (as defined herein) space but it does include two tenants who will occupy 11,176 square feet on July 1, 2004.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              369 LEXINGTON AVENUE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
------------------------------------------------------------------------------------------
                                                            ANNUALIZED
                                                           MOST RECENT        FULL YEAR
                                         UNDERWRITTEN       (9/30/03)         (12/31/02)
                                        --------------   ---------------   ---------------
 EFFECTIVE GROSS INCOME .............    $ 6,158,000       $ 5,716,539       $ 5,546,921
 TOTAL EXPENSES .....................    $ 2,784,716       $ 2,800,832       $ 2,484,543
 NET OPERATING INCOME (NOI) .........    $ 3,373,284       $ 2,915,707       $ 3,062,378
 CASH FLOW (CF) .....................    $ 3,042,557       $ 2,883,999       $ 3,033,092
 DSCR ON NOI ........................           1.37x             1.18x             1.24x
 DSCR ON CF .........................           1.23x             1.17x             1.23x
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                   TENANT INFORMATION
--------------------------------------------------------------------------------------------------------------------------
                                    RATINGS      TENANT     % TOTAL                POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS+                      S&P/MOODY'S   TOTAL SF       SF      RENT PSF       RENT          RENT       EXPIRATION
-------------------------------- ------------- ---------- ----------- ---------- ------------- ------------- -------------
 Master Lease ..................   Not Rated     17,000       11.01%  $ 35.00     $  595,000        10.44%     3/15/2009
 Sanctuary Music ...............   Not Rated     15,324        9.92%  $ 38.61     $  591,679        10.38%    10/31/2006
 Private Label .................   Not Rated     13,108        8.49%  $ 23.99     $  314,412         5.52%    12/31/2006
 Anderson & Rottenberg .........   Not Rated      9,713        6.29%  $ 30.46     $  295,826         5.19%     9/30/2007
                                                 ------       -----               ----------        -----
 TOTALS ........................                 55,145       35.71%              $1,796,917        31.53%
--------------------------------------------------------------------------------------------------------------------------

+ Information obtained from Underwritten Rent Roll except for Ratings (S&P/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.

----------------------------------------------------------------------------------------
                            LEASE ROLLOVER SCHEDULE
----------------------------------------------------------------------------------------
                           NUMBER OF      EXPIRING    % TOTAL    CUMULATIVE   CUMULATIVE
YEAR OF EXPIRATION++    LEASES EXPIRING      SF          SF       TOTAL SF    % TOTAL SF
---------------------- ----------------- ---------- ----------- ------------ -----------
 2004 ................          5          18,940        12.3%      18,940        12.3%
 2005 ................          5          28,426        18.4%      47,366        30.7%
 2006 ................          6          34,772        22.5%      82,138        53.2%
 2007 ................          4          19,260        12.5%     101,398        65.7%
 2009 ................          5          35,443        23.0%     136,841        88.6%
 2010 ................          1           3,366         2.2%     140,207        90.8%
 2014 ................          1           3,744         2.4%     143,951        93.2%
 Vacant ..............                     10,478         6.8%     154,429      100.00%
                                -          ------       -----
 TOTAL ...............         27         154,429      100.00%
----------------------------------------------------------------------------------------

++   Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              369 LEXINGTON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

o The subject property is 82.2% leased by twenty-three office tenants at lease rates ranging from $23.99/square foot to $44.45/square foot. The three largest tenants, excluding the Master Lease, representing 24.7% of the total net rentable area are:

     o Master Lease (17,000 square feet -- 11.0% of NRA): At closing, the mortgagee required that the borrower sign a master lease for a minimum term of 5 years for 17,000 sf with a base rent of $35 psf ($595,000 plus reimbursements such that total annual rent shall be at least $662,500). A cash escrow in the amount of $662,500 was required at closing for this master leased space. The master lease shall be decreased based on trailing 6 months cash flow from operations achieving underwritten debt service coverage based on the actual debt service.


     o Sanctuary Music (Not Rated) Sanctuary Music occupies 15,324 square feet (9.9% of NRA). The Sanctuary Group, the tenant's parent company, is a developer of intellectual property rights in the fields of music, television and entertainment. Sanctuary Music has been a tenant in the building since 2000 and they have expanded several times.


     o Private Label (Not Rated) Private Label occupies 13,108 square feet (8.5% of NRA). The subject serves as the corporate headquarters for Private Label, a trade organization that provides services such as trade shows, research and industry information for manufacturers of store brand products. Founded in 1979, Private Label Manufacturers Association (PLMA) represents more than 2,700 companies around the world and has been a tenant in the building since 1993.


     o Anderson & Rottenberg (Not Rated) Anderson & Rottenberg occupies 9,713 square feet (6.29% of total NRA). The law firm provides legal services covering business and corporate law, real estate, intellectual property, family law, estate planning, bankruptcy, collections, municipal, employment and labor law. Anderson & Rottenberg has been a tenant in the building since 1997.
--------------------------------------------------------------------------------


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              369 LEXINGTON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

     o The 369 Lexington Avenue loan is secured by a first mortgage on a 27-story office building constructed in 1927 which has been renovated at several times over the ensuing years. The property has 154,429 square feet of net rentable area on a 10,419 square foot parcel of land (0.24 acres) in Midtown Manhattan.

THE BORROWER:

     o The borrowing entity, CPP 369 Lex LLC (the "369 Lexington Avenue Borrower"), is a single-purpose, bankruptcy-remote entity. The borrower principals are Faraj Srour and Albert Stavrach, who will have a combined 32% interest in the 369 Lexington Avenue Borrower. These individuals have been in the real estate business for over 20 years.

THE PROPERTY:

     o The collateral for the 369 Lexington Avenue loan consists of a fee simple interest in one 27-story building totaling 154,429 rentable square feet. The property was originally constructed in 1927 and is situated on approximately 10,419 square feet (0.24 acres) in Midtown Manhattan. The site is at the southeast corner of East 41st Street and Lexington Avenue in the Grand Central office submarket.

     o The 369 Lexington Avenue Borrower, at its sole cost and expense, is required to keep the 369 Lexington Avenue Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy without an exclusion for acts of terrorism or similar acts of sabotage.

PROPERTY MANAGEMENT:

     o The property is managed by Core Plus Properties LLC, an unrelated entity, which is headquartered in Stamford, CT. The co-managers of the company, James Millard and Frank Gallo, have a combined 48 years of experience in asset and property management in New York, representing over 25,000,000 square feet of office space.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

     o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

     o    Not Allowed.
--------------------------------------------------------------------------------


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                              369 LEXINGTON AVENUE
--------------------------------------------------------------------------------


                       [369 LEXINGTON AVENUE MAP OMITTED]



This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                           SUN COMMUNITIES PORTFOLIO 9
--------------------------------------------------------------------------------



                  [SUN COMMUNITIES PORTFOLIO 9 PICTURE OMITTED]




                  [SUN COMMUNITIES PORTFOLIO 9 PICTURE OMITTED]




                  [SUN COMMUNITIES PORTFOLIO 9 PICTURE OMITTED]




This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET

                           SUN COMMUNITIES PORTFOLIO 9
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS


SUN COMMUNITIES PORTFOLIO 9

--------------------------------------------------------------------------------
                                LOAN INFORMATION

 ORIGINAL PRINCIPAL BALANCE:             $37,351,472

 FIRST PAYMENT DATE:                     August 1, 2004

 TERM/AMORTIZATION:                      144/360 months

 INTEREST ONLY PERIOD:                   30 months

 MATURITY DATE:                          July 1, 2016

 EXPECTED MATURITY BALANCE:              $31,491,489

 BORROWING ENTITY:                       Sun Candlewick LLC;
                                         Sun Silver Star LLC;
                                         Aspen-Holland Estates, LLC

 INTEREST CALCULATION:                   Actual/360

 CALL PROTECTION:                        Lockout/defeasance: 138
                                         payments
                                         Open: 6 payments

 LOCKBOX:                                Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                    $37,351,472

 CUT-OFF DATE LTV:                              79.3%

 MATURITY DATE LTV:                             66.8%

 UNDERWRITTEN DSCR*:                            1.27x

 MORTGAGE RATE:                                5.320%

 *     DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                       Manufactured Housing
                                      Communities

 PROPERTY SUB-TYPE:                   Manufactured Housing
                                      Communities

 LOCATION:                            Florida and Michigan

 YEAR BUILT/RENOVATED:                Silver Star               1975/NA
                                      Candlewick Court          1975/NA
                                      Lincoln Estates           1969/NA
                                      Holly Village/
                                      Hawaiian Gardens          1980/NA

 PADS:                                1,235

 CUT-OFF BALANCE PER PAD:             $30,244

 OCCUPANCY:                           Silver Star as of
                                      2/29/04                     98.9%
                                      Candlewick Court as of
                                      2/29/04                     95.7%
                                      Lincoln Estates as of
                                      2/27/04                     96.3%
                                      Holly Village / Hawaiian
                                      Garden as of 4/30/04         100%

 OWNERSHIP INTEREST:                  Fee                          100%

 PROPERTY MANAGEMENT:                 Borrower/Owner Managed

 U/W NET CASH FLOW:                   $3,157,476

 APPRAISED VALUE:                     $47,125,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                          SUN COMMUNITIES PORTFOLIO 9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                   ANNUALIZED
                                                  MOST RECENT      FULL YEAR
                                  UNDERWRITTEN     (2/29/04)       (12/31/03)
                                 -------------- --------------- ---------------
 EFFECTIVE GROSS INCOME ........  $ 4,909,475     $ 4,856,118     $ 4,763,159
 TOTAL EXPENSES ................  $ 1,690,249     $ 1,367,784     $ 1,693,704
 NET OPERATING INCOME (NOI) ....  $ 3,219,226     $ 3,488,334     $ 3,069,455
 CASH FLOW (CF) ................  $ 3,157,476     $ 3,488,334     $ 3,069,455
 DSCR ON NOI ...................         1.29x           1.40x           1.23x
 DSCR ON CF ....................         1.27x           1.40x           1.23x
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                          SUN COMMUNITIES PORTFOLIO 9
--------------------------------------------------------------------------------







                    [SUN COMMUNITIES PORTFOLIO 9 MAP OMITTED]







                    [SUN COMMUNITIES PORTFOLIO 9 MAP OMITTED]





This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                              QUARTERS AT MEMORIAL
--------------------------------------------------------------------------------





[QUARTERS AT MEMORIAL PICTURE OMITTED]                    [QUARTERS AT MEMORIAL PICTURE OMITTED]








[QUARTERS AT MEMORIAL PICTURE OMITTED]                    [QUARTERS AT MEMORIAL PICTURE OMITTED]





This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                              QUARTERS AT MEMORIAL
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS


QUARTERS AT MEMORIAL

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:             $36,000,000

 FIRST PAYMENT DATE:                     May 1, 2004

 TERM/AMORTIZATION:                      84/360 months

 MATURITY DATE:                          April 1, 2011

 EXPECTED MATURITY BALANCE:              $31,853,684

 BORROWING ENTITY:                       McCaslin Memorial I Limited

 INTEREST CALCULATION:                   Actual/360

 CALL PROTECTION:                        Lockout/defeasance:
                                         81 payments
                                         Open: 3 payments

 UP-FRONT RESERVES:

   IMMEDIATE REPAIR RESERVE:             $2,500

   TAX/INSURANCE RESERVE(1):             Yes

 ONGOING RESERVES:

   TAX RESERVE:                          Yes

   REPLACEMENT RESERVE:                  $8,075

 LOCKBOX:                                None
--------------------------------------------------------------------------------
(1) The borrower has made a $98,338 initial deposit into the Insurance Reserve and will make monthly deposits into the Insurance Reserve following an event of default under the loan documents.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                        $35,872,239

 CUT-OFF DATE LTV:                            71.6%

 MATURITY DATE LTV:                           63.6%

 UNDERWRITTEN DSCR*:                          1.24x

 MORTGAGE RATE:                               4.902%

 * DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                       Multifamily

 PROPERTY SUB-TYPE:                   Garden Style

 LOCATION:                            Houston, TX

 YEAR BUILT/RENOVATED:                2002/NA

 UNITS:                               380

 CUT-OFF BALANCE PER UNIT:            $94,401

 OCCUPANCY AS OF 5/27/04:             91.8%

 OWNERSHIP INTEREST:                  Fee

 PROPERTY MANAGEMENT:                 Pace Realty Corporation

 U/W NET CASH FLOW:                   $2,838,899

 APPRAISED VALUE:                     $50,100,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                              QUARTERS AT MEMORIAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                             FULL YEAR
                                          UNDERWRITTEN      (12/31/2003)
                                         --------------   ---------------
 EFFECTIVE GROSS INCOME ..............    $ 5,711,866       $ 5,478,041
 TOTAL EXPENSES ......................    $ 2,776,067       $ 2,804,547
 NET OPERATING INCOME (NOI) ..........    $ 2,935,799       $ 2,673,494
 CASH FLOW (CF) ......................    $ 2,838,899       $ 2,661,588
 DSCR ON NOI .........................           1.28x             1.17x
 DSCR ON CF ..........................           1.24x             1.16x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      1 BEDROOM     2 BEDROOM     3 BEDROOM
                                     -----------   -----------   ----------
 Number of Units .................        176           186            18
 Average Rent ....................      1,211         1,554         1,925
 Average Unit Size (SF) ..........        951         1,387         1,587
--------------------------------------------------------------------------------


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                              QUARTERS AT MEMORIAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o The Quarters at Memorial Property is secured by a first mortgage on a 380-unit, apartment/townhouse community located one mile west of downtown Houston, Texas.

THE BORROWER:

o The borrower, McCaslin Memorial I Limited, (the "Quarters at Memorial Borrower"), is a single-purpose, bankruptcy-remote entity with at least one independent director for which the Quarters at Memorial Borrower's legal counsel delivered a non-consolidation opinion at loan closing.

o McCaslin Memorial, LLC owns 1% of the Quarters at Memorial Borrower, McCaslin Development I Limited owns 29% of the Quarters at Memorial Borrower and Millennium Growth Fund, L.L.C., a Nevada Limited Liability Company owns 70% of the Quarters at Memorial Borrower.

o J.D. McCaslin and Carl G. McCaslin, Jr. are the Borrower Principals with a combined 60 years of real estate experience. Together the two are the only shareholders of McCaslin Development Company, a Texas Corp. which has completed the construction and lease-up of several thousand luxury apartment homes in the Dallas-Ft. Worth area since 1994. McCaslin Development Company is a full-service real estate service brokerage, development and acquisition company.

THE PROPERTY:

o The collateral for the Quarters at Memorial loan consists of the fee simple interest in a 380-unit, apartment and townhouse community consisting of five four-story apartment buildings containing 453,968 square feet and an additional building housing a clubhouse/leasing office. Built in 2002, the Quarters at Memorial Property is situated on 10 acres midway between Houston's central business district and the Galleria. The Quarters at Memorial Property has 654 parking spaces (1.72 spaces/unit), 582 of which are covered. Project amenities include a clubhouse, pool, spa, an outdoor cabana, a fitness center, and a full service concierge.

The Quarters at Memorial Borrower, at its sole cost and expense, is required to keep the Quarters at Memorial Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o Pace Realty Corporation, co-founded by J.D. McCarlin in 1980, an affiliate of the Quarters at Memorial Borrower, manages the property. Headquartered in Dallas, Texas, the company has approximately 24 years of multifamily property management experience and currently manages approximately 9,000 units in 14 Texas cities.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not Allowed.
--------------------------------------------------------------------------------


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                              QUARTERS AT MEMORIAL
--------------------------------------------------------------------------------












                       [QUARTERS AT MEMORIAL MAP OMITTED]












This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                          SUN COMMUNITIES PORTFOLIO 8
--------------------------------------------------------------------------------






                  [SUN COMMONITIES PORTFOLIO 8 PICTURE OMITTED]



                  [SUN COMMONITIES PORTFOLIO 8 PICTURE OMITTED]



                  [SUN COMMONITIES PORTFOLIO 8 PICTURE OMITTED]





This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                          SUN COMMUNITIES PORTFOLIO 8
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS


SUN COMMUNITIES PORTFOLIO 8 (CROSS-COLLATERALIZED WITH SUN - COMMUNITIES - ARBOR TERRACE)

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:            $22,640,000

 FIRST PAYMENT DATE:                    August 1, 2004

 TERM/AMORTIZATION:                     144/360 months

 INTEREST ONLY PERIOD:                  30 months

 MATURITY DATE:                         July 1, 2016

 EXPECTED MATURITY BALANCE:             $19,088,065

 BORROWING ENTITY:                      Sun Pool 8 LLC

 INTEREST CALCULATION:                  Actual/360

 CALL PROTECTION:                       Lockout/defeasance: 138
                                        Payments
                                        Open: 6 Payments

 LOCKBOX:                               Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                    $22,640,000

 CUT-OFF DATE LTV:                        80.0%

 MATURITY DATE LTV:                       67.4%

 UNDERWRITTEN DSCR*:                      1.34x

 MORTGAGE RATE:                           5.320%

 *     DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                  Manufactured Housing
                                 Communities

 PROPERTY SUB-TYPE:              Manufactured Housing
                                 Communities

 LOCATION:                       Valparaiso, IN
                                 Indianapolis, IN

 YEAR BUILT/RENOVATED:           Liberty Farms                  1965/NA
                                 West Glen Village              1969/NA

 PADS:                           772

 CUT-OFF BALANCE PER SF:         $29,326

 OCCUPANCY AS OF:                Liberty Farms (2/29/04)        99.6%
                                 West Glen Village (2/27/04)    91.1%

 OWNERSHIP INTEREST:             Fee

 PROPERTY MANAGEMENT:            Borrower/Owner
                                 Manager

 U/W NET CASH FLOW:              $2,020,136

 APPRAISED VALUE:                $28,300,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                    ANNUALIZED
                                                   MOST RECENT      FULL YEAR
                                   UNDERWRITTEN     (2/29/04)       (12/31/03)
                                  -------------- --------------- ---------------
 EFFECTIVE GROSS INCOME .......    $ 3,007,379     $ 2,974,122     $ 2,962,892
 TOTAL EXPENSES ...............    $   948,643     $   768,982     $   718,468
 NET OPERATING INCOME (NOI) ...    $ 2,058,736     $ 2,205,144     $ 2,244,424
 CASH FLOW (CF) ...............    $ 2,020,136     $ 2,205,144     $ 2,244,424
 DSCR ON NOI ..................           1.36x           1.46x           1.48x
 DSCR ON CF ...................           1.34x           1.46x           1.48x
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                          SUN COMMUNITIES PORTFOLIO 8
--------------------------------------------------------------------------------













                    [SUN COMMONITIES PORTFOLIO 8 MAP OMITTED]











This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                        SUN COMMUNITIES -- ARBOR TERRACE
--------------------------------------------------------------------------------





               [SUN COMMUNITIES -- ARBOR TERRACE PICTURE OMITTED]




               [SUN COMMUNITIES -- ARBOR TERRACE PICTURE OMITTED]




               [SUN COMMUNITIES -- ARBOR TERRACE PICTURE OMITTED]





This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                        SUN COMMUNITIES - ARBOR TERRACE
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS


SUN COMMUNITIES - ARBOR TERRACE (CROSS-COLLATERALIZED WITH SUN COMMUNITIES PORTFOLIO 8)

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:               $5,280,000

 FIRST PAYMENT DATE:                       August 1, 2004

 TERM/AMORTIZATION:                        144/360 months

 INTEREST ONLY PERIOD:                     30 months

 MATURITY DATE:                            July 1, 2016

 EXPECTED MATURITY BALANCE:                $4,451,633

 BORROWING ENTITY:                         Sun Arbor Terrace LLC

 INTEREST CALCULATION:                     Actual/360

 CALL PROTECTION:                          Lockout/defeasance:
                                           138 payments
                                           Open: 6 payments

 LOCKBOX:                                  Springing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                        $5,280,000

 CUT-OFF DATE LTV:                            80.0%

 MATURITY DATE LTV:                           67.4%

 UNDERWRITTEN DSCR*:                          1.24x

 MORTGAGE RATE:                               5.320%

 *     DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                              Manufactured Housing
                                             Communities

 PROPERTY SUB-TYPE:                          Manufactured Housing
                                             Communities

 LOCATION:                                   Bradenton, FL

 YEAR BUILT/RENOVATED:                       1972/NA

 PADS:                                       402

 CUT-OFF BALANCE PER UNIT:                   $13,134

 OCCUPANCY AS OF 4/5/04:                     100%(1)

 OWNERSHIP INTEREST:                         Fee

 PROPERTY MANAGEMENT:                        Borrower/Owner
                                             Managed

 U/W NET CASH FLOW:                          $437,238

 APPRAISED VALUE:                            $6,600,000
--------------------------------------------------------------------------------
(1) The occupancy percentage reflects the occupancy at the permanent pads only. 198 of the 402 total pads are permanent. The remaining 204 are seasonal pads.

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                    ANNUALIZED
                                                   MOST RECENT     FULL YEAR
                                   UNDERWRITTEN     (2/29/04)      (12/31/03)
                                  -------------- --------------- -------------
 EFFECTIVE GROSS INCOME .......     $ 995,837      $ 1,778,538     $ 973,380
 TOTAL EXPENSES ...............     $ 538,499      $   540,858     $ 504,816
 NET OPERATING INCOME (NOI) ...     $ 457,338      $ 1,237,680     $ 468,564
 CASH FLOW (CF) ...............     $ 437,238      $ 1,237,680     $ 468,564
 DSCR ON NOI ..................          1.30x            3.51x         1.33x
 DSCR ON CF ...................          1.24x            3.51x         1.33x
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                        SUN COMMUNITIES - ARBOR TERRACE
--------------------------------------------------------------------------------







                  [SUN COMMUNITIES - ARBOR TERRACE MAP OMITTED]







This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                    EXTRA SPACE STORAGE - EAST ONE PORTFOLIO
--------------------------------------------------------------------------------



[EXTRA SPACE STORAGE - EAST ONE PORTFOLIO PICTURE OMITTED]   [EXTRA SPACE STORAGE - EAST ONE PORTFOLIO PICTURE OMITTED]


[EXTRA SPACE STORAGE - EAST ONE PORTFOLIO PICTURE OMITTED]   [EXTRA SPACE STORAGE - EAST ONE PORTFOLIO PICTURE OMITTED]










This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                    EXTRA SPACE STORAGE - EAST ONE PORTFOLIO
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS


EXTRA SPACE STORAGE - EAST ONE PORTFOLIO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:               $27,208,000

 FIRST PAYMENT DATE:                       July 1, 2004

 TERM/AMORTIZATION:                        84/360 months

 INTEREST ONLY PERIOD:                     36 months

 MATURITY DATE:                            June 1, 2011

 EXPECTED MATURITY BALANCE:                $25,524,976

 BORROWING ENTITY:                         Extra Space Properties
                                           Ten LLC

 INTEREST CALCULATION:                     Actual/360

 CALL PROTECTION:                          Lockout/defeasance:
                                           82 payments
                                           Open: 2 payments

 UP-FRONT RESERVES:

   IMMEDIATE REPAIR RESERVE:               $23,250

   TAX/INSURANCE RESERVE:                  Yes

 ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE:                  Yes

   REPLACEMENT RESERVES:                   $10,430(1)

 LOCKBOX:                                  None
--------------------------------------------------------------------------------
(1) $10,430 per month for the first two years and $3,863 per month each year for the remainder of the loan term.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                    $27,208,000

 CUT-OFF DATE LTV:                        80.0%

 MATURITY DATE LTV:                       75.1%

 UNDERWRITTEN DSCR*:                      1.41x

 MORTGAGE RATE**:                         4.763%

 *  DSCR figures based on net cash flow unless otherwise noted.

 **  Full rate is 4.7632%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                Self Storage

 PROPERTY SUB-TYPE:            Self Storage

 LOCATION:                     Massachusetts
                               New Jersey
                               Pennsylvania

 YEAR BUILT/
   RENOVATED:                  Foxboro                          1996/NA
                               Hudson                           1990/NA
                               Worcester                        1995/NA
                               Auburn                           1998/NA
                               Brockton                         1999/NA
                               Parlin                           1987/NA
                               Pittsburgh                       1903/1979
                               Kennedy Township                 1988/2000
                               Stoughton                        1987/NA
 UNITS:                        4,069

 CUT-OFF BALANCE
   PER UNIT:                   $6,687

 OCCUPANCY:                    Foxboro as of 4/27/04             83.8%
                               Hudson as of 4/27/04              81.9%
                               Worcester as of 4/27/04           85.6%
                               Auburn as of 5/6/04               82.9%
                               Brockton as of 5/6/04             74.9%
                               Parlin as of 4/27/04              84.2%
                               Pittsburgh as of 4/27/04          83.0%
                               Kennedy Township as of 4/27/04    89.5%
                               Stoughton as of 4/27/04           75.9%
 OWNERSHIP
   INTEREST:                   Fee/Leasehold

 PROPERTY                      Extra Space
   MANAGEMENT:                 Management LLC

 U/W NET CASH
   FLOW:                       $2,407,658

 APPRAISED VALUE:              $34,010,000
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                    EXTRA SPACE STORAGE - EAST ONE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                             FULL YEAR
                                          UNDERWRITTEN       (12/31/03)
                                         --------------   ---------------
 EFFECTIVE GROSS INCOME ..............    $ 4,693,545       $ 4,788,580
 TOTAL EXPENSES ......................    $ 2,216,356       $ 2,123,022
 NET OPERATING INCOME (NOI) ..........    $ 2,477,189       $ 2,665,558
 CASH FLOW (CF) ......................    $ 2,407,658       $ 2,665,558
 DSCR ON NOI .........................           1.45x             1.56x
 DSCR ON CF ..........................           1.41x             1.56x
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                    EXTRA SPACE STORAGE - EAST ONE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

o The "Extra Space Storage - East One Portfolio Loan" consists of one Mortgage Loan, which is secured by nine self-storage facilities (each an "Extra Space Storage - East One Portfolio Property") and is owned by an affiliate of Extra Space Storage LLC ("Extra Space Storage"). The Foxboro Property is secured by a first mortgage on a 445-unit self-storage facility located in Foxboro, Massachusetts. The Hudson Property is secured by a first mortgage on a 348-unit self-storage facility located in Hudson, Massachusetts. The Worcester Property is secured by a first mortgage on a 271-unit self-storage facility located in Worcester, Massachusetts. The Auburn Property is secured by a first mortgage on a 461-unit self-storage facility located in Auburn, Massachusetts. The Brockton Property is secured by a first mortgage on a 375-unit self-storage facility located in Brockton, Massachusetts. The Parlin Property is secured by a first leasehold mortgage on a 602-unit self-storage facility located in Parlin, New Jersey. The Pittsburgh Property is secured by a first mortgage on a 649-unit self-storage facility located in Pittsburgh, Pennsylvania. The Kennedy Township Property is secured by a first mortgage on a 446-unit self-storage facility located in Kennedy Township, Pennsylvania. The Stoughton Property is secured by a first mortgage on a 472-unit self-storage facility located in Stoughton, Massachusetts. The East One Portfolio Loan has a Cut-off Date Balance of $27,208,000.

THE BORROWER:

o The "Extra Space Storage - East One Portfolio Borrower" is Extra Space Properties Ten LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity. Legal counsel to the Extra Space Storage East One Portfolio Borrower has delivered a non-consolidation opinion.

o Extra Space Storage, founded in 1979, is a privately held company based in Salt Lake City, Utah, with regional offices in California, Massachusetts, New Jersey and Chicago. The company is a national owner, developer, acquirer and operator of self-storage properties, currently operating 110 self-storage facilities totaling approximately 78,000 units located in 15 states with over 30 new facilities under development.

o Equity ownership will be transferred to (a) a new corporation or real estate investment trust, (b) limited partnership controlled by the real estate investment trust and functioning as the real estate investment trust's operating partnership or (c) Massachusetts business trust formed as a subsidiary of the real estate investment trust for the purpose of being the general partner and/or the limited partner of the real estate investment trust, subject to (1) at all times the real estate investment trust or the real estate investment trust operating partnership continues to own and control Extra Space Storage, and Extra Space Storage continues to own, directly or indirectly, all of the real estate investment trust, (2) at all times the Extra Space Storage East One Portfolio Borrower shall be controlled by Mr. Wooley, or the real estate investment trust or the real estate investment trust's operating partnership and a "qualified manager" (as defined under the related Mortgage Loan documents) shall manage each individual property, (3) real estate investment trust's operating partnership's receipt of written confirmation from the Rating Agencies that transfer will not result in a downgrade, withdrawal or qualification of the initial, or if higher, then current ratings of the Certificate and (4) the mortgagee shall be reimbursed for all expenses, including legal fees, incurred by the mortgagee in connection with the transfer.

o Extra Space Storage proposed that the future real estate investment trust's operating partnership be Extra Space Storage, Inc., which, as of 12/31/03, reported liquidity of approximately $11.7 million, real estate assets of $354.4 million and a net worth of $7.5 million.
--------------------------------------------------------------------------------


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                    EXTRA SPACE STORAGE - EAST ONE PORTFOLIO
--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE PROPERTIES:

o The collateral consists of nine self-storage facilities located throughout Massachusetts, New Jersey and Pennsylvania containing a total of 71 buildings, 4,069 units and 472,841 net rentable square feet and situated on a total of 33.77 acres. Most of the properties were constructed between 1903 and 2000, averaging 1992 construction. Of the 4,069 units, 3,289 (81%) are standard storage units and 780 (19%) are climate-controlled storage units. The average unit size is 114 square feet. In addition, there are a total of 100 outside vehicle storage spaces. Additional improvements typically consist of a leasing office, either incorporated into one of the storage buildings or combined with a manager's residence in a stand-alone building. A code-operated access gate and a video surveillance system typically provide property protection.

PROPERTY MANAGEMENT:

o Extra Space Management LLC manages all nine facilities in the portfolio. Extra Space Management, an Extra Space Storage -- East One Portfolio Borrower related entity founded in 1979 and headquartered in Salt Lake City, Utah, currently manages 122 self-storage facilities totaling approximately 78,000 units located in 13 states.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   Not allowed.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                    EXTRA SPACE STORAGE - EAST ONE PORTFOLIO
--------------------------------------------------------------------------------











             [EXTRA SPACE STORAGE - EAST ONE PORTFOLIO MAP OMITTED]











This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                 ST. CLAIR ESTATES MANUFACTURED HOME COMMUNITY
--------------------------------------------------------------------------------



         [ST. CLAIR ESTATES MANUFACTURED HOME COMMUNITY PICTURE OMITTED]




         [ST. CLAIR ESTATES MANUFACTURED HOME COMMUNITY PICTURE OMITTED]




         [ST. CLAIR ESTATES MANUFACTURED HOME COMMUNITY PICTURE OMITTED]





This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                 ST. CLAIR ESTATES MANUFACTURED HOME COMMUNITY
--------------------------------------------------------------------------------

                          SIGNIFICANT MORTGAGE LOANS


ST. CLAIR ESTATES MANUFACTURED HOME COMMUNITY

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:          $27,200,000

 FIRST PAYMENT DATE:                  May 1, 2004

 TERM/AMORTIZATION:                   84/360 months

 INTEREST ONLY PERIOD:                24 months

 MATURITY DATE:                       April 1, 2011

 EXPECTED MATURITY BALANCE:           $24,994,332

 BORROWING ENTITY:                    St. Clair Estates (Delaware), LLC

 INTEREST CALCULATION:                Actual/360

 CALL PROTECTION:                     Lockout/defeasance:
                                      78 payments
                                      Open: 6 payments

 UP-FRONT RESERVES:

   TAX/INSURANCE:                     Yes

   OTHER RESERVE:                     $700,000(1)

 ONGOING RESERVES:

   TAX/INSURANCE RESERVE:             Yes

   REPLACEMENT RESERVE:               Yes(2)

 LOCKBOX:                             None
--------------------------------------------------------------------------------
(1) Rental holdback.

(2) $2,224 during months 1-72 of the term of the loan and $2,080 per month during the remainder of the term of the loan


--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                    $27,200,000

 CUT-OFF DATE LTV:                        80.0%

 MATURITY DATE LTV:                       73.5%

 UNDERWRITTEN DSCR*:                      1.26x

 MORTGAGE RATE:                           4.660%

 *     DSCR figures based on net cash flow unless otherwise noted.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                            Manufactured Housing
                                           Communities

 PROPERTY SUB-TYPE:                        Manufactured Housing
                                           Communities

 LOCATION:                                 Clinton Township, MI

 YEAR BUILT/RENOVATED:                     1960, 2001/NA

 PADS:                                     628

 CUT-OFF BALANCE PER PAD:                  $43,312

 OCCUPANCY AS OF 3/30/04:                  91.6%

 OWNERSHIP INTEREST:                       Fee

 PROPERTY MANAGEMENT:                      Capital First Realty, Inc.

 U/W NET CASH FLOW:                        $2,122,964

 APPRAISED VALUE:                          $34,000,000
--------------------------------------------------------------------------------


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                 ST. CLAIR ESTATES MANUFACTURED HOME COMMUNITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
                                                    ANNUALIZED
                                                   MOST RECENT      FULL YEAR
                                   UNDERWRITTEN     (12/31/03)      (12/31/02)
                                  -------------- --------------- ---------------
 EFFECTIVE GROSS INCOME .........  $ 2,760,421     $ 2,703,617     $ 2,485,873
 TOTAL EXPENSES .................  $   611,343     $   490,135     $   514,138
 NET OPERATING INCOME (NOI) .....  $ 2,149,078     $ 2,213,482     $ 1,971,735
 CASH FLOW (CF) .................  $ 2,122,964     $ 2,213,482     $ 1,971,735
 DSCR ON NOI ....................         1.28x           1.31x           1.17x
 DSCR ON CF .....................         1.26x           1.31x           1.17x
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                 ST. CLAIR ESTATES MANUFACTURED HOME COMMUNITY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOANS:

o The St. Clair Estates Manufactured Home Community loan is secured by a first mortgage on a 628-pad manufactured housing community located at the outskirts of metropolitan Detroit, 25 miles north of the Detroit central business district.

THE BORROWERS:

o The borrower, St. Clair Estates (Delaware), LLC (the "St. Clair Estates Borrower"), a Delaware limited liability company that is a single-purpose, bankruptcy-remote entity. The borrower principal is Richard J. Klarchek, who has over 20 years of experience owning and operating mobile home communities. He owns 16 communities located throughout the Midwest totaling 6,250 pads, 1,000 of which are in the local market.

THE PROPERTY:

o The collateral for the St. Clair Estates Manufactured Home Community loan consists of a fee simple interest in a 628-pad manufactured housing community. The property was built in three phases, with construction between the years of 1960 and 2001. The property includes such amenities as a community center, a swimming pool, playgrounds, a basketball court, off-street parking, visitor parking and concrete streets. The property also features public water and sewer service.

o The St. Clair Estates Borrower is required at its sole cost and expense to keep the St. Clair Estates MHC property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o The property is managed by Capital First Realty, Inc, where the borrower principal Richard Klarchek serves as president. Founded in 1984 and headquartered in Chicago, IL, Capital First Realty, Inc. currently manages 16 manufactured housing properties located throughout the Midwest containing approximately 6,250 residential sites.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o   None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o The direct and/or indirect owners of the St. Clair Estates Borrower ("St. Clair Estates Mezzanine Borrower") are permitted to incur mezzanine debt provided that 1) it is extended by a qualified financial institution, 2) it is secured by a pledge of the St. Clair Estates Mezzanine Borrower's equity interest in the St. Clair Estates Borrower, 3) notification to the mortgagee, 4) mezzanine lender executes a subordination and intercreditor agreement satisfactory to the mortgagee, 5) the aggregate principal amount of mezzanine financing and subject loan shall not exceed a 80.0% loan-to-value ratio, and 6) the aggregate debt service coverage ratio shall not be less than 0.83x based on a 9.25% constant and underwritten net operating income as determined by the mortgagee.

o Additional requirements for mezzanine debt include 1) confirmation of no downgrade from the Rating Agencies, 2) the St. Clair Estates Mezzanine Borrower needs to be structured into the St. Clair Estates Borrower's organizational structure in a way so as not to adversely affect the bankruptcy remote nature of the St. Clair Estates Borrower and not be contrary to Rating Agency criteria (and all organizational documents of the St. Clair Estates Borrower shall be revised to the reasonable satisfaction of the mortgagee), and 3) satisfaction of such other conditions as the mortgagee may require and/or a delivery of a legal opinion (including, but not limited to a revised non-consolidation opinion). All of which must be acceptable to the mortgagee and the Rating Agencies.
--------------------------------------------------------------------------------

This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET


                 ST. CLAIR ESTATES MANUFACTURED HOME COMMUNITY
--------------------------------------------------------------------------------









           [ST. CLAIR ESTATES MANUFACTURED HOME COMMUNITY MAP OMITTED]









This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-3
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o GENERAL. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A to the prospectus supplement. See Annex B Multifamily Schedule to the prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex B Capital Improvement, Replacement Reserve and Escrow Accounts to the prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserves.

o CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. The mortgage pool contains one set of cross-collateralized and cross-defaulted Mortgage Loans. Such Mortgage Loans collectively represent 2.4% of the Initial Pool Balance, and 9.8% of the Group 2 balance and are referred to as the "Cross-Collateralized Mortgage Loans." Each of the Cross-Collateralized Mortgage Loans is evidenced by a separate Mortgage Note and secured by a separate Mortgage, which Mortgage or separate cross-collateralization agreement, which may include a subordinate mortgage as the case may be, contains provisions creating the relevant partial cross-collateralization and partial cross-default arrangements.

o GROUND LEASES. Seven Mortgaged Properties, which represent approximately 4.7% of the Initial Pool Balance, are secured, in whole or in part, by a Mortgage on the applicable borrower's leasehold interest in the related Mortgaged Property. Generally, with certain exceptions either (i) the ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the related Mortgage Loan or (ii) the ground lessor has agreed to give the holder of the Mortgage Loan notice of, and has granted such holder the right to cure, any default or breach by the lessee.

o SUBORDINATE FINANCING. The Mortgage Loans generally either prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt or require the consent of the holder of the first lien prior to encumbering such property. Certain exceptions are noted below and described in the prospectus supplement. Three Mortgage Loans, representing 2.5% of the Initial Pool Balance, permits additional secured subordinate debt and 16 Mortgage Loans representing 19.1% of the Initial Pool Balance permits additional unsecured debt. 13 of the 16 Mortgage Loans with unsecured debt, representing 11.9% of the Initial Pool Balance, permit the members of the related borrower to incur mezzanine debt under the circumstances set forth in the related loan agreement. Two Mortgage Loans, representing 1.0% of the Initial Pool Balance, have existing mezzanine debt. See the individual loan descriptions under the heading "Description of the Mortgage Pool" in the prospectus supplement for further information regarding additional indebtedness relating to significant mortgage loans, as well as the information under "Description of the Mortgage Pool -- Additional Mortgage Loans -- Subordinate Financing" in the prospectus supplement. See also "Risk Factors -- Risks Related to the Mortgage Loans -- Subordinate Financing May Make Recovery Difficult in the Event of Loss" of the prospectus supplement.


This material is for your private information and none of Banc of America Securities LLC, Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. None of the Underwriters nor any of their affiliates has conducted any independent review of the information contained herein, and none of the Underwriters nor any of their affiliates represent that such information is accurate or complete and the information should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and not acting as an agent for the issuer in connection with the proposed transaction.